CARILLON LIFE ACCOUNT

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Carillon Life Account

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of the Carillon Life Account (the “Account”) listed in Note 1 as of December 31, 2025, the related statements of operations, the statements of changes in net assets, the financial highlights, and the related notes for the periods presented in Note 1 (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for periods presented in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 19, 2026

We have served as the Account’s auditor since 2006.

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FS-3

CARILLON LIFE ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS
INVESTMENTS AT FAIR VALUE:

The Alger Portfolios (Alger):
Alger Capital Appreciation Portfolio, Class I-2 (Capital App) -
45,315.091 shares at $128.85 per share (cost $3,909,853)		$5,838,850
Alger Mid Cap Growth Portfolio, Class I-2 (Mid Cap) -
180,769.941 shares at $23.82 per share (cost $3,814,678)		4,305,940
Alger Balanced Portfolio, Class I-2 (Balanced) -
0.000 shares at $22.56 per share (cost $0)		-
Lincoln Variable Insurance Products Trust (Lincoln):
LVIP American Century Disciplined Core Value Fund Portfolio, Standard Class II
(Disciplined Core Value II) -
341,144.728 shares at $9.68 per share (cost $2,781,805)		3,302,281
LVIP American Century Value Fund Portfolio, Standard Class II (Value II) -
368,507.123 shares at $12.92 per share (cost $4,402,514)		4,760,743
LVIP American Century Mid Cap Value Fund Portfolio, Standard Class II
(Mid Cap Value II) -
80,021.636 shares at $19.35 per share (cost $1,542,178)		1,548,339
LVIP American Century International Fund Portfolio, Standard Class II
(International II) -
51,451.629 shares at $12.25 per share (cost $556,263)		630,025
Deutsche DWS Variable Series I (Scudder):
DWS Capital Growth VIP Portfolio, Class A (Capital Growth) -
222,688.191 shares at $42.96 per share (cost $6,490,614)		9,566,685
DWS CROCI(R) International VIP Portfolio, Class A (International) -
328,020.133 shares at $10.42 per share (cost $2,601,318)		3,417,970
Deutsche DWS Variable Series II (Scudder):
DWS Government Money Market VIP Portfolio, Class A (Money Market) -
8,382,985.790 shares at $1.00 per share (cost $8,382,985)	$8,382,985
Dividends Receivable	13,301
Total		8,396,286
DWS Small Mid Cap Value VIP Portfolio, Class A (Mid Value) -
35,239.067 shares at $14.09 per share (cost $457,599)		496,519
DWS International Opportunities VIP Portfolio, Class A (Global) -
11,018.404 shares at $19.22 per share (cost $160,058)		211,774
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Templeton Growth VIP Fund Portfolio, Class 2 (Growth Securities) -
28,560.701 shares at $14.15 per share (cost $336,681)		404,134
Templeton Foreign VIP Fund Portfolio, Class 2 (Foreign Securities) -
31,139.177 shares at $16.22 per share (cost $435,152)		505,077
Franklin Income VIP Fund Portfolio, Class 2 (Income) -
3,354.906 shares at $15.16 per share (cost $52,159)		50,860
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Bond) -
70,296.246 shares at $13.17 per share (cost $991,877)		925,802

The accompanying notes are an integral part of these financial statements.

FS-4

CARILLON LIFE ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

AIM Variable Insurance Funds (AIM):
Invesco V.I. American Value Fund Portfolio, Series I (American Value) -
11,605.881 shares at $18.15 per share (cost $193,686)	$210,646
Invesco V.I. American Franchise Fund Portfolio, Series I (American Franchise) -
90,502.213 shares at $81.00 per share (cost $4,994,438)	7,330,679
Invesco V.I. EQV International Equity Fund Portfolio, Series I (Intl Growth) -
38,983.461 shares at $36.11 per share (cost $1,339,973)	1,407,693
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
11,247.190 shares at $14.16 per share (cost $171,191)	159,260
Invesco V.I. Small Cap Equity Fund Portfolio, Series I (Small Cap) -
396.010 shares at $20.06 per share (cost $7,004)	7,944
Invesco V.I. Equity and Income Fund Portfolio, Series I (Equity & Income) -
1,442.434 shares at $18.27 per share (cost $25,308)	26,353
Invesco V.I. Discovery Large Cap Fund Portfolio, Series I (Cap App) -
5,945.107 shares at $63.25 per share (cost $295,342)	376,028
Invesco V.I. Global Fund Portfolio, Series I (Global Securities) -
182,322.949 shares at $37.95 per share (cost $6,585,424)	6,919,156
Invesco V.I. Main Street Fund(R) Portfolio, Series I (Main Street) -
231,088.049 shares at $22.15 per share (cost $4,859,105)	5,118,601
Morgan Stanley Variable Insurance Fund, Inc. (Van Kampen):
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
99,731.174 shares at $17.57 per share (cost $1,422,087)	1,752,277
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
11,180.962 shares at $16.41 per share (cost $174,282)	183,480
Neuberger Berman AMT Quality Equity Portfolio, Class I (Equity) -
70,364.921 shares at $42.76 per share (cost $1,990,720)	3,008,804
MFS(R) Variable Insurance Trust (MFS):
MFS(R) Growth Series Portfolio, Initial Class (Growth) -
159,223.321 shares at $67.85 per share (cost $7,659,031)	10,803,303
MFS(R) Investors Trust Series Portfolio, Initial Class (Investor Trust) -
260,070.361 shares at $26.16 per share (cost $6,808,246)	6,803,441
MFS(R) New Discovery Series Portfolio, Initial Class (New Discovery) -
239,524.974 shares at $15.60 per share (cost $3,996,127)	3,736,590
MFS(R) Total Return Series Portfolio, Initial Class (Total Return) -
163,023.154 shares at $23.33 per share (cost $3,608,762)	3,803,331
MFS(R) Utilities Series Portfolio, Initial Class (Utilities) -
10,622.171 shares at $37.73 per share (cost $368,713)	400,774
MFS(R) Value Series Portfolio, Initial Class (Value) -
56.847 shares at $22.26 per share (cost $1,143)	1,265

The accompanying notes are an integral part of these financial statements.

FS-5

CARILLON LIFE ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

MFS(R) Variable Insurance Trust III (MFS):
MFS(R) Global Real Estate Portfolio, Initial Class (Global Real Estate) -
0.000 shares at $12.69 per share (cost $0)	$-
MFS(R) Variable Insurance Trust II (MFS):
MFS(R) High Yield Portfolio, Initial Class (High Yield) -
390,134.017 shares at $5.09 per share (cost $2,130,132)	1,985,783
MFS(R) Research International Portfolio, Initial Class (Research) -
85,796.410 shares at $20.61 per share (cost $1,405,361)	1,768,264
Columbia Funds Variable Series Trust II (Seligman):
Columbia Variable Portfolio - Seligman Global Technology Fund Portfolio, Class 2
(Global Tech) -
100,053.795 shares at $33.97 per share (cost $2,341,210)	3,398,828
Columbia Variable Portfolio - Select Small Cap Value Fund Portfolio, Class 2
(Smaller Value) -
80,594.871 shares at $40.33 per share (cost $1,563,655)	3,250,392
Calvert Variable Trust, Inc. (Summit):
CVT EAFE International Index Portfolio, Class I (EAFE Intl.) -
51,496.057 shares at $122.51 per share (cost $4,713,947)	6,308,782
CVT Investment Grade Bond Index Portfolio, Class I (Barclays) -
119,603.666 shares at $49.29 per share (cost $6,372,312)	5,895,265
CVT S&P 500 Index Portfolio (S&P 500) -
302,410.597 shares at $213.87 per share (cost $42,072,659)	64,676,554
CVT Nasdaq 100 Index Portfolio, Class I (Nasdaq 100) -
76,731.720 shares at $197.98 per share (cost $6,776,103)	15,191,346
CVT Russell 2000 Small Cap Index Portfolio, Class I (Russell) -
104,160.222 shares at $90.62 per share (cost $8,028,180)	9,439,000
CVT S&P MidCap 400 Index Portfolio, Class I (Midcap 400) -
105,527.788 shares at $127.43 per share (cost $10,442,191)	13,447,406
CVT Volatility Managed Moderate Portfolio, Class F (Moderate) -
54,259.863 shares at $17.22 per share (cost $940,102)	934,354
CVT Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
60,805.326 shares at $19.46 per share (cost $1,124,140)	1,183,272
Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
337,424.113 shares at $2.85 per share (cost $735,458)	961,659
Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Contrafund(SM) Portfolio, Initial Class (Contrafund IC) -
68,585.723 shares at $59.89 per share (cost $3,220,442)	4,107,599
Fidelity(R) VIP Equity-Income Portfolio(SM), Initial Class (Equity Inc. IC) -
37,771.362 shares at $29.43 per share (cost $965,072)	1,111,611

The accompanying notes are an integral part of these financial statements.

FS-6

CARILLON LIFE ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Fidelity(R) Variable Insurance Products (Fidelity), continued:
Fidelity(R) VIP High Income Portfolio, Initial Class (High Inc. IC) -
447,134.667 shares at $4.88 per share (cost $2,296,709)	$2,182,017
Fidelity(R) VIP Investment Grade Bond Portfolio, Initial Class (Bond IC) -
294,078.160 shares at $11.36 per share (cost $3,440,371)	3,340,728
Fidelity(R) VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
19,710.277 shares at $37.51 per share (cost $690,972)	739,333
Fidelity(R) VIP Overseas Portfolio, Initial Class (Overseas IC) -
0.000 shares at $27.52 per share (cost $0)	-
Fidelity(R) VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
0.000 shares at $11.23 per share (cost $0)	-
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
57,239.810 shares at $1.00 per share (cost $57,240)	57,240
Third Avenue Variable Series Trust (Third Avenue):
Third Avenue Value Portfolio (Value) -
26,565.477 shares at $25.04 per share (cost $505,012)	665,200
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
75,090.220 shares at $60.72 per share (cost $2,833,592)	4,559,479
T. Rowe Price Equity Income Portfolio-II (Equity Income) -
0.000 shares at $28.66 per share (cost $0)	-
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
78,626.621 shares at $9.45 per share (cost $795,660)	743,022
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
16,371.173 shares at $9.78 per share (cost $161,121)	160,110
PIMCO Real Return Portfolio, Advisor Class (Real Return) -
3,658.911 shares at $12.01 per share (cost $44,837)	43,944
Ivy Variable Insurance Portfolios (Ivy):
Nomura VIP Science and Technology Series Portfolio, Service Class (Science) -
18.345 shares at $32.6600 per share (cost $449)	599
Nomura VIP Balanced Series Portfolio, Service Class (Balanced) -
4,327.306 shares at $6.5300 per share (cost $23,914)	28,257
ALPS Variable Investment Trust (Ibbotson):
Morningstar Growth ETF Asset Allocation Portfolio, Class II (Growth) -
96,472.411 shares at $13.35 per share (cost $1,080,559)	1,287,907
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
4,244.471 shares at $10.41 per share (cost $44,869)	44,185
Morningstar Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
3,910.594 shares at $11.25 per share (cost $41,084)	43,994

The accompanying notes are an integral part of these financial statements.

FS-7

CARILLON LIFE ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

American Funds Insurance Series(R) (American Funds):
American Funds(R) IS New World Fund Portfolio, Class 2 (IS New World) -
0.000 shares at $32.03 per share (cost $0)	$-

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$243,967,040

The accompanying notes are an integral part of these financial statements.

FS-8

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Alger

	Capital App

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(12,571)
Net investment income(loss)	(12,571)

Realized gain(loss) on investments:
Net realized gain distributions	917,939
Net realized gain(loss) on sale of fund shares	193,333
Net realized gain(loss)	1,111,272

Change in unrealized appreciation/depreciation	339,547

Net increase(decrease) in net assets resulting
from operations	$1,438,248

	Capital App

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(12,571)	$(10,201)
Net realized gain(loss)	1,111,272	132,187
Net change in unrealized appreciation/depreciation	339,547	1,402,396
Net increase(decrease) in net assets resulting
from operations	1,438,248	1,524,382

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	83,767	87,687
Subaccounts transfers (including fixed account), net	32,022	82,711
Transfers for policyowner benefits and terminations	(203,276)	(261,396)
Policyowner maintenance charges	(68,876)	(64,244)
Net increase(decrease) from policyowner transactions	(156,363)	(155,242)

Total increase(decrease) in net assets	1,281,885	1,369,140
Net assets at beginning of period	4,556,965	3,187,825
Net assets at end of period	$5,838,850	$4,556,965

The accompanying notes are an integral part of these financial statements.

FS-9

Alger				Lincoln
				Disciplined
Mid Cap		Balanced		CoreValue II

2025		2025		2025

$-		$-		$53,264
(10,145)		-		(8,011)
(10,145)		-		45,253

-		-		-
10,768		-		40,623
10,768		-		40,623

618,717		-		356,397

$619,340		$-		$442,273

Mid Cap		Balanced		Disciplined Core Value II

2025	2024	2025	2024	2025	2024

$(10,145)	$(9,505)	$-	$-	$45,253	$24,696
10,768	(49,398)	-	-	40,623	21,888
618,717	756,406	-	-	356,397	164,079

619,340	697,503	-	-	442,273	210,663

114,572	123,338	-	-	70,819	67,389
(34,490)	(272,630)	-	-	(147,660)	3,057,671
(219,372)	(87,100)	-	-	(153,246)	(92,183)
(69,895)	(70,931)	-	-	(88,895)	(64,550)
(209,185)	(307,323)	-	-	(318,982)	2,968,327

410,155	390,180	-	-	123,291	3,178,990
3,895,785	3,505,605	-	-	3,178,990	-
$4,305,940	$3,895,785	$-	$-	$3,302,281	$3,178,990

FS-10

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Lincoln

	Value II

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$73,629
Mortality and expense risk charge	(11,606)
Net investment income(loss)	62,023

Realized gain(loss) on investments:
Net realized gain distributions	352,630
Net realized gain(loss) on sale of fund shares	48,307
Net realized gain(loss)	400,937

Change in unrealized appreciation/depreciation	215,351

Net increase(decrease) in net assets resulting
from operations	$678,311

	Value II

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$62,023	$98,396
Net realized gain(loss)	400,937	81,498
Net change in unrealized appreciation/depreciation	215,351	142,880
Net increase(decrease) in net assets resulting
from operations	678,311	322,774

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	121,675	89,368
Subaccounts transfers (including fixed account), net	(191,624)	4,621,573
Transfers for policyowner benefits and terminations	(484,807)	(193,849)
Policyowner maintenance charges	(118,741)	(83,937)
Net increase(decrease) from policyowner transactions	(673,497)	4,433,155

Total increase(decrease) in net assets	4,814	4,755,929
Net assets at beginning of period	4,755,929	-
Net assets at end of period	$4,760,743	$4,755,929

The accompanying notes are an integral part of these financial statements.

FS-11

Lincoln				Scudder
Mid Cap
Value II		International II		Capital Growth

2025		2025		2025

$28,696		$7,695		$4,780
(3,808)		(1,580)		(23,585)
24,888		6,115		(18,805)

122,643		-		1,114,652
12,530		7,005		414,776
135,173		7,005		1,529,428

(31,859)		77,575		(443,931)

$128,202		$90,695		$1,066,692

Mid Cap Value II		International II		Capital Growth

2025	2024	2025	2024	2025	2024

$24,888	$29,437	$6,115	$2,975	$(18,805)	$(6,076)
135,173	36,482	7,005	4,815	1,529,428	907,922
(31,859)	38,019	77,575	(3,815)	(443,931)	1,159,237

128,202	103,938	90,695	3,975	1,066,692	2,061,083

39,029	33,303	36,565	26,460	163,466	174,664
(57,151)	1,535,749	(21,164)	613,539	(191,501)	(218,200)
(76,878)	(98,695)	(68,133)	(27,689)	(899,342)	(355,402)
(33,316)	(25,842)	(13,707)	(10,516)	(218,577)	(228,701)
(128,316)	1,444,515	(66,439)	601,794	(1,145,954)	(627,639)

(114)	1,548,453	24,256	605,769	(79,262)	1,433,444
1,548,453	-	605,769	-	9,645,947	8,212,503
$1,548,339	$1,548,453	$630,025	$605,769	$9,566,685	$9,645,947

FS-12

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Scudder

	International

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$78,533
Mortality and expense risk charge	(7,338)
Net investment income(loss)	71,195

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	26,693
Net realized gain(loss)	26,693

Change in unrealized appreciation/depreciation	971,225

Net increase(decrease) in net assets resulting
from operations	$1,069,113

	International

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$71,195	$74,019
Net realized gain(loss)	26,693	(10,585)
Net change in unrealized appreciation/depreciation	971,225	(11,486)
Net increase(decrease) in net assets resulting
from operations	1,069,113	51,948

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	110,364	116,493
Subaccounts transfers (including fixed account), net	100,904	(7,286)
Transfers for policyowner benefits and terminations	(197,213)	(177,879)
Policyowner maintenance charges	(93,871)	(89,569)
Net increase(decrease) from policyowner transactions	(79,816)	(158,241)

Total increase(decrease) in net assets	989,297	(106,293)
Net assets at beginning of period	2,428,673	2,534,966
Net assets at end of period	$3,417,970	$2,428,673

The accompanying notes are an integral part of these financial statements.

FS-13

Scudder
Money
Market		Mid Value		Global

2025		2025		2025

$340,017		$4,018		$2,686
(21,914)		(1,338)		(703)
318,103		2,680		1,983

-		45,384		-
-		1,009		67,966
-		46,393		67,966

-		(1,717)		(21,395)

$318,103		$47,356		$48,554

Money Market		Mid Value		Global

2025	2024	2025	2024	2025	2024

$318,103	$268,857	$2,680	$9,877	$1,983	$3,226
-	-	46,393	56,650	67,966	23,437
-	-	(1,717)	13,051	(21,395)	812

318,103	268,857	47,356	79,578	48,554	27,475

265,874	221,687	15,524	19,452	11,219	10,018
5,144,396	5,720,873	(584,576)	582,015	(89,670)	19,838
(5,139,076)	(3,397,165)	(6,074)	(87,253)	(50,694)	(67,603)
(255,849)	(195,188)	(4,733)	(10,346)	(9,156)	(9,162)
15,345	2,350,207	(579,859)	503,868	(138,301)	(46,909)

333,448	2,619,064	(532,503)	583,446	(89,747)	(19,434)
8,062,839	5,443,775	1,029,022	445,576	301,521	320,955
$8,396,286	$8,062,839	$496,519	$1,029,022	$211,774	$301,521

FS-14

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Franklin Templeton
	Growth
	Securities

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,377
Mortality and expense risk charge	(949)
Net investment income(loss)	2,428

Realized gain(loss) on investments:
Net realized gain distributions	28,994
Net realized gain(loss) on sale of fund shares	8,258
Net realized gain(loss)	37,252

Change in unrealized appreciation/depreciation	42,091

Net increase(decrease) in net assets resulting
from operations	$81,771

	Growth Securities

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$2,428	$2,603
Net realized gain(loss)	37,252	1,484
Net change in unrealized appreciation/depreciation	42,091	13,868
Net increase(decrease) in net assets resulting
from operations	81,771	17,955

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	15,065	18,054
Subaccounts transfers (including fixed account), net	(3,573)	3,871
Transfers for policyowner benefits and terminations	(66,913)	(690)
Policyowner maintenance charges	(5,845)	(5,559)
Net increase(decrease) from policyowner transactions	(61,266)	15,676

Total increase(decrease) in net assets	20,505	33,631
Net assets at beginning of period	383,629	349,998
Net assets at end of period	$404,134	$383,629

The accompanying notes are an integral part of these financial statements.

FS-15

Franklin Templeton
Foreign
Securities		Income		Global Bond

2025		2025		2025

$10,808		$2,428		$-
(1,207)		(120)		(2,133)
9,601		2,308		(2,133)

30,178		510		-
8,565		(49)		(21,400)
38,743		461		(21,400)

74,066		2,811		140,969

$122,410		$5,580		$117,436

Foreign Securities		Income		Global Bond

2025	2024	2025	2024	2025	2024

$9,601	$11,104	$2,308	$8,917	$(2,133)	$(2,138)
38,743	4,172	461	(8,713)	(21,400)	(37,452)
74,066	(18,651)	2,811	15,532	140,969	(58,007)

122,410	(3,375)	5,580	15,736	117,436	(97,597)

-	431	-	5,292	19,633	23,546
(43,662)	(25,530)	442	(136,290)	103,118	70,840
(19,246)	(45,160)	-	-	(74,261)	(52,514)
(9,911)	(10,669)	(626)	(7,991)	(24,306)	(23,778)
(72,819)	(80,928)	(184)	(138,989)	24,184	18,094

49,591	(84,303)	5,396	(123,253)	141,620	(79,503)
455,486	539,789	45,464	168,717	784,182	863,685
$505,077	$455,486	$50,860	$45,464	$925,802	$784,182

FS-16

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	American
	Value

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$887
Mortality and expense risk charge	(482)
Net investment income(loss)	405

Realized gain(loss) on investments:
Net realized gain distributions	29,588
Net realized gain(loss) on sale of fund shares	2,344
Net realized gain(loss)	31,932

Change in unrealized appreciation/depreciation	4,826

Net increase(decrease) in net assets resulting
from operations	$37,163

	American Value

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$405	$1,204
Net realized gain(loss)	31,932	5,592
Net change in unrealized appreciation/depreciation	4,826	49,678
Net increase(decrease) in net assets resulting
from operations	37,163	56,474

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	11,985	12,390
Subaccounts transfers (including fixed account), net	1,122	(60,214)
Transfers for policyowner benefits and terminations	(13,894)	(155)
Policyowner maintenance charges	(16,147)	(16,155)
Net increase(decrease) from policyowner transactions	(16,934)	(64,134)

Total increase(decrease) in net assets	20,229	(7,660)
Net assets at beginning of period	190,417	198,077
Net assets at end of period	$210,646	$190,417

The accompanying notes are an integral part of these financial statements.

FS-17

AIM
American		Intl
Franchise		Growth		Global

2025		2025		2025

$-		$18,636		$3,152
(18,119)		(3,247)		(403)
(18,119)		15,389		2,749

669,643		82,712		-
399,703		9,498		(778)
1,069,346		92,210		(778)

(300,301)		87,835		9,476

$750,926		$195,434		$11,447

American Franchise		Intl Growth		Global

2025	2024	2025	2024	2025	2024

$(18,119)	$(17,449)	$15,389	$19,830	$2,749	$3,291
1,069,346	111,770	92,210	13,935	(778)	(1,505)
(300,301)	1,915,202	87,835	(25,130)	9,476	(4,428)

750,926	2,009,523	195,434	8,635	11,447	(2,642)

145,227	169,912	47,347	58,868	5,828	4,225
(540,357)	(140,806)	27,731	(2,963)	9,819	9,534
(465,256)	(215,566)	(128,707)	(89,392)	-	(14,547)
(175,105)	(181,065)	(28,835)	(31,697)	(1,622)	(1,556)
(1,035,491)	(367,525)	(82,464)	(65,184)	14,025	(2,344)

(284,565)	1,641,998	112,970	(56,549)	25,472	(4,986)
7,615,244	5,973,246	1,294,723	1,351,272	133,788	138,774
$7,330,679	$7,615,244	$1,407,693	$1,294,723	$159,260	$133,788

FS-18

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Small
	Cap

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(54)
Net investment income(loss)	(54)

Realized gain(loss) on investments:
Net realized gain distributions	342
Net realized gain(loss) on sale of fund shares	38
Net realized gain(loss)	380

Change in unrealized appreciation/depreciation	222

Net increase(decrease) in net assets resulting
from operations	$548

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(54)	$(39)
Net realized gain(loss)	380	357
Net change in unrealized appreciation/depreciation	222	790
Net increase(decrease) in net assets resulting
from operations	548	1,108

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	139	139
Subaccounts transfers (including fixed account), net	-	554
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(343)	(315)
Net increase(decrease) from policyowner transactions	(204)	378

Total increase(decrease) in net assets	344	1,486
Net assets at beginning of period	7,600	6,114
Net assets at end of period	$7,944	$7,600

The accompanying notes are an integral part of these financial statements.

FS-19

AIM
Equity &				Global
Income		Cap App		Securities

2025		2025		2025

$529		$-		$-
(62)		(965)		(17,247)
467		(965)		(17,247)

1,343		42,869		1,229,692
19		23,149		209,025
1,362		66,018		1,438,717

1,177		(23,458)		(446,333)

$3,006		$41,595		$975,137

Equity & Income		Cap App		Global Securities

2025	2024	2025	2024	2025	2024

$467	$365	$(965)	$(991)	$(17,247)	$(17,894)
1,362	1,092	66,018	8,411	1,438,717	456,394
1,177	876	(23,458)	105,002	(446,333)	567,002

3,006	2,333	41,595	112,422	975,137	1,005,502

665	192	12,423	15,473	150,335	173,293
(4)	1,001	(57,453)	(45,998)	(662,112)	27,861
-	-	(30,322)	(462)	(720,070)	(303,832)
(987)	(934)	(8,781)	(9,360)	(102,100)	(107,833)
(326)	259	(84,133)	(40,347)	(1,333,947)	(210,511)

2,680	2,592	(42,538)	72,075	(358,810)	794,991
23,673	21,081	418,566	346,491	7,277,966	6,482,975
$26,353	$23,673	$376,028	$418,566	$6,919,156	$7,277,966

FS-20

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Main
	Street

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$26,192
Mortality and expense risk charge	(12,212)
Net investment income(loss)	13,980

Realized gain(loss) on investments:
Net realized gain distributions	299,575
Net realized gain(loss) on sale of fund shares	4,487
Net realized gain(loss)	304,062

Change in unrealized appreciation/depreciation	388,513

Net increase(decrease) in net assets resulting
from operations	$706,555

	Growth & Income

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$13,980	$(11,563)
Net realized gain(loss)	304,062	458,374
Net change in unrealized appreciation/depreciation	388,513	490,594
Net increase(decrease) in net assets resulting
from operations	706,555	937,405

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	113,094	114,019
Subaccounts transfers (including fixed account), net	(262,481)	(68,917)
Transfers for policyowner benefits and terminations	(188,392)	(59,337)
Policyowner maintenance charges	(108,807)	(109,887)
Net increase(decrease) from policyowner transactions	(446,586)	(124,122)

Total increase(decrease) in net assets	259,969	813,283
Net assets at beginning of period	4,858,632	4,045,349
Net assets at end of period	$5,118,601	$4,858,632

The accompanying notes are an integral part of these financial statements.

FS-21

Van Kampen		Neuberger Berman
Emerging
Markets		Regency		Equity

2025		2025		2025

$6,726		$784		$-
(4,107)		(422)		(7,201)
2,619		362		(7,201)

55,857		18,394		172,827
26,825		303		76,156
82,682		18,697		248,983

382,924		(1,117)		120,298

$468,225		$17,942		$362,080

Emerging Markets		Regency		Equity

2025	2024	2025	2024	2025	2024

$2,619	$17,244	$362	$824	$(7,201)	$(690)
82,682	(45,214)	18,697	7,606	248,983	199,906
382,924	138,322	(1,117)	6,693	120,298	406,852

468,225	110,352	17,942	15,123	362,080	606,068

41,070	53,602	6,269	6,908	41,477	48,678
(167,114)	(82,980)	9,409	(7,625)	(75,772)	(74,434)
(151,188)	(192,272)	(16,511)	(14,251)	(115,664)	(60,070)
(38,830)	(40,365)	(6,346)	(7,154)	(72,826)	(72,734)
(316,062)	(262,015)	(7,179)	(22,122)	(222,785)	(158,560)

152,163	(151,663)	10,763	(6,999)	139,295	447,508
1,600,114	1,751,777	172,717	179,716	2,869,509	2,422,001
$1,752,277	$1,600,114	$183,480	$172,717	$3,008,804	$2,869,509

FS-22

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Growth

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(26,816)
Net investment income(loss)	(26,816)

Realized gain(loss) on investments:
Net realized gain distributions	1,939,985
Net realized gain(loss) on sale of fund shares	532,421
Net realized gain(loss)	2,472,406

Change in unrealized appreciation/depreciation	(1,232,823)

Net increase(decrease) in net assets resulting
from operations	$1,212,767

	Growth

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(26,816)	$(25,961)
Net realized gain(loss)	2,472,406	1,172,181
Net change in unrealized appreciation/depreciation	(1,232,823)	1,578,137
Net increase(decrease) in net assets resulting
from operations	1,212,767	2,724,357

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	147,578	161,526
Subaccounts transfers (including fixed account), net	(365,822)	(289,857)
Transfers for policyowner benefits and terminations	(946,418)	(541,954)
Policyowner maintenance charges	(253,486)	(264,044)
Net increase(decrease) from policyowner transactions	(1,418,148)	(934,329)

Total increase(decrease) in net assets	(205,381)	1,790,028
Net assets at beginning of period	11,008,684	9,218,656
Net assets at end of period	$10,803,303	$11,008,684

The accompanying notes are an integral part of these financial statements.

FS-23

MFS
Investor		New		Total
Trust		Discovery		Return

2025		2025		2025

$106,293		$-		$101,930
(16,918)		(9,107)		(9,573)
89,375		(9,107)		92,357

2,720,271		-		271,798
270,361		(110,394)		36,223
2,990,632		(110,394)		308,021

(2,249,268)		547,311		(6,335)

$830,739		$427,810		$394,043

Investor Trust		New Discovery		Total Return

2025	2024	2025	2024	2025	2024

$89,375	$29,890	$(9,107)	$(9,341)	$92,357	$86,645
2,990,632	633,793	(110,394)	(47,692)	308,021	214,742
(2,249,268)	504,569	547,311	285,545	(6,335)	(17,637)

830,739	1,168,252	427,810	228,512	394,043	283,750

113,245	133,886	84,134	102,437	113,815	124,304
(382,974)	(128,151)	(293,812)	61,159	(259,824)	(23,307)
(582,238)	(244,782)	(174,925)	(145,349)	(232,814)	(215,563)
(193,879)	(198,674)	(72,032)	(75,127)	(97,304)	(102,872)
(1,045,846)	(437,721)	(456,635)	(56,880)	(476,127)	(217,438)

(215,107)	730,531	(28,825)	171,632	(82,084)	66,312
7,018,548	6,288,017	3,765,415	3,593,783	3,885,415	3,819,103
$6,803,441	$7,018,548	$3,736,590	$3,765,415	$3,803,331	$3,885,415

FS-24

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Utilities

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$10,451
Mortality and expense risk charge	(1,265)
Net investment income(loss)	9,186

Realized gain(loss) on investments:
Net realized gain distributions	4,779
Net realized gain(loss) on sale of fund shares	(47,747)
Net realized gain(loss)	(42,968)

Change in unrealized appreciation/depreciation	49,040

Net increase(decrease) in net assets resulting
from operations	$15,258

	Utilities

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$9,186	$14,883
Net realized gain(loss)	(42,968)	20,118
Net change in unrealized appreciation/depreciation	49,040	(7,123)
Net increase(decrease) in net assets resulting
from operations	15,258	27,878

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	8,831	10,983
Subaccounts transfers (including fixed account), net	(509,834)	635,534
Transfers for policyowner benefits and terminations	(316)	(1,715)
Policyowner maintenance charges	(9,070)	(10,449)
Net increase(decrease) from policyowner transactions	(510,389)	634,353

Total increase(decrease) in net assets	(495,131)	662,231
Net assets at beginning of period	895,905	233,674
Net assets at end of period	$400,774	$895,905

The accompanying notes are an integral part of these financial statements.

FS-25

MFS
		Global		High
Value		Real Estate		Yield

2025		2025		2025

$19		$-		$131,002
(8)		-		(4,926)
11		-		126,076

88		-		-
-		-		(16,968)
88		-		(16,968)

36		-		48,466

$135		$-		$157,574

Value		Global Real Estate		High Yield

2025	2024	2025	2024	2025	2024

$11	$10	$-	$-	$126,076	$116,368
88	77	-	-	(16,968)	(29,009)
36	12	-	-	48,466	40,525

135	99	-	-	157,574	127,884

87	87	-	-	72,251	78,601
-	-	-	-	(66,161)	183,899
-	-	-	-	(107,389)	(158,791)
(31)	(32)	-	-	(57,497)	(69,373)
56	55	-	-	(158,796)	34,336

191	154	-	-	(1,222)	162,220
1,074	920	-	-	1,987,005	1,824,785
$1,265	$1,074	$-	$-	$1,985,783	$1,987,005

FS-26

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Research

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$24,112
Mortality and expense risk charge	(4,265)
Net investment income(loss)	19,847

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	62,867
Net realized gain(loss)	62,867

Change in unrealized appreciation/depreciation	250,597

Net increase(decrease) in net assets resulting
from operations	$333,311

	Research

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$19,847	$23,389
Net realized gain(loss)	62,867	33,260
Net change in unrealized appreciation/depreciation	250,597	829
Net increase(decrease) in net assets resulting
from operations	333,311	57,478

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	45,624	60,190
Subaccounts transfers (including fixed account), net	(79,688)	57,422
Transfers for policyowner benefits and terminations	(191,192)	(247,746)
Policyowner maintenance charges	(43,768)	(45,131)
Net increase(decrease) from policyowner transactions	(269,024)	(175,265)

Total increase(decrease) in net assets	64,287	(117,787)
Net assets at beginning of period	1,703,977	1,821,764
Net assets at end of period	$1,768,264	$1,703,977

The accompanying notes are an integral part of these financial statements.

FS-27

Seligman				Summit

Global Tech		Smaller Value		EAFE Intl.

2025		2025		2025

$-		$-		$145,784
(7,331)		(8,584)		(14,453)
(7,331)		(8,584)		131,331

319,409		-		-
94,367		633,333		149,132
413,776		633,333		149,132

533,155		(498,113)		1,093,251

$939,600		$126,636		$1,373,714

Global Tech		Smaller Value		EAFE Intl.

2025	2024	2025	2024	2025	2024

$(7,331)	$(6,261)	$(8,584)	$(10,655)	$131,331	$118,084
413,776	236,705	633,333	212,525	149,132	110,926
533,155	333,992	(498,113)	344,914	1,093,251	(85,602)

939,600	564,436	126,636	546,784	1,373,714	143,408

42,003	54,521	116,220	131,985	149,452	176,299
(119,004)	(22,769)	(994,222)	512,158	315,744	(218,207)
(55,598)	(114,516)	(281,995)	(242,741)	(233,071)	(219,151)
(49,813)	(45,405)	(81,931)	(91,657)	(106,956)	(101,776)
(182,412)	(128,169)	(1,241,928)	309,745	125,169	(362,835)

757,188	436,267	(1,115,292)	856,529	1,498,883	(219,427)
2,641,640	2,205,373	4,365,684	3,509,155	4,809,899	5,029,326
$3,398,828	$2,641,640	$3,250,392	$4,365,684	$6,308,782	$4,809,899

FS-28

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Barclays

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$179,413
Mortality and expense risk charge	(14,370)
Net investment income(loss)	165,043

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(51,556)
Net realized gain(loss)	(51,556)

Change in unrealized appreciation/depreciation	252,680

Net increase(decrease) in net assets resulting
from operations	$366,167

	Barclays

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$165,043	$148,724
Net realized gain(loss)	(51,556)	(56,360)
Net change in unrealized appreciation/depreciation	252,680	(47,376)
Net increase(decrease) in net assets resulting
from operations	366,167	44,988

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	229,363	255,356
Subaccounts transfers (including fixed account), net	202,279	158,617
Transfers for policyowner benefits and terminations	(400,199)	(318,004)
Policyowner maintenance charges	(170,966)	(180,994)
Net increase(decrease) from policyowner transactions	(139,523)	(85,025)

Total increase(decrease) in net assets	226,644	(40,037)
Net assets at beginning of period	5,668,621	5,708,658
Net assets at end of period	$5,895,265	$5,668,621

The accompanying notes are an integral part of these financial statements.

FS-29

Summit

S&P 500		Nasdaq 100		Russell

2025		2025		2025

$677,981		$39,089		$141,208
(152,622)		(35,305)		(21,897)
525,359		3,784		119,311

5,682,691		229,390		459,416
2,555,375		1,061,777		123,405
8,238,066		1,291,167		582,821

1,093,478		1,317,944		432,274

$9,856,903		$2,612,895		$1,134,406

S&P 500		Nasdaq 100		Russell

2025	2024	2025	2024	2025	2024

$525,359	$566,319	$3,784	$10,638	$119,311	$80,127
8,238,066	5,440,500	1,291,167	1,619,228	582,821	275,863
1,093,478	6,478,736	1,317,944	1,193,271	432,274	512,126

9,856,903	12,485,555	2,612,895	2,823,137	1,134,406	868,116

1,056,498	1,275,919	182,370	201,780	245,636	274,698
(998,822)	(2,446,671)	(233,072)	(3,996)	183,627	(245,879)
(4,146,697)	(3,275,443)	(794,746)	(738,387)	(472,536)	(560,089)
(1,230,225)	(1,236,020)	(240,505)	(234,381)	(180,044)	(180,174)
(5,319,246)	(5,682,215)	(1,085,953)	(774,984)	(223,317)	(711,444)

4,537,657	6,803,340	1,526,942	2,048,153	911,089	156,672
60,138,897	53,335,557	13,664,404	11,616,251	8,527,911	8,371,239
$64,676,554	$60,138,897	$15,191,346	$13,664,404	$9,439,000	$8,527,911

FS-30

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Midcap 400

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$143,201
Mortality and expense risk charge	(33,066)
Net investment income(loss)	110,135

Realized gain(loss) on investments:
Net realized gain distributions	862,105
Net realized gain(loss) on sale of fund shares	387,278
Net realized gain(loss)	1,249,383

Change in unrealized appreciation/depreciation	(438,812)

Net increase(decrease) in net assets resulting
from operations	$920,706

	Midcap 400

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$110,135	$125,893
Net realized gain(loss)	1,249,383	949,802
Net change in unrealized appreciation/depreciation	(438,812)	584,428
Net increase(decrease) in net assets resulting
from operations	920,706	1,660,123

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	300,398	342,689
Subaccounts transfers (including fixed account), net	(285,593)	(274,632)
Transfers for policyowner benefits and terminations	(801,793)	(748,474)
Policyowner maintenance charges	(279,565)	(299,040)
Net increase(decrease) from policyowner transactions	(1,066,553)	(979,457)

Total increase(decrease) in net assets	(145,847)	680,666
Net assets at beginning of period	13,593,253	12,912,587
Net assets at end of period	$13,447,406	$13,593,253

The accompanying notes are an integral part of these financial statements.

FS-31

Summit				Calvert

Moderate		Mod. Growth		Balanced

2025		2025		2025

$20,975		$23,343		$15,426
(2,038)		(2,737)		(2,373)
18,937		20,606		13,053

53,876		91,313		50,602
1,944		7,240		29,443
55,820		98,553		80,045

(16,357)		(29,327)		8,517

$58,400		$89,832		$101,615

Moderate		Mod. Growth		Balanced

2025	2024	2025	2024	2025	2024

$18,937	$14,997	$20,606	$17,766	$13,053	$13,585
55,820	47,064	98,553	68,485	80,045	29,437
(16,357)	(8,317)	(29,327)	15,231	8,517	116,474

58,400	53,744	89,832	101,482	101,615	159,496

16,314	16,026	34,623	42,228	34,618	32,300
252,679	(55,176)	89,401	(55,287)	(67,458)	(14,463)
(68,197)	(7,806)	(81,034)	(45,886)	(37,394)	(29,534)
(20,178)	(19,051)	(30,813)	(31,552)	(29,485)	(31,238)
180,618	(66,007)	12,177	(90,497)	(99,719)	(42,935)

239,018	(12,263)	102,009	10,985	1,896	116,561
695,336	707,599	1,081,263	1,070,278	959,763	843,202
$934,354	$695,336	$1,183,272	$1,081,263	$961,659	$959,763

FS-32

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Contrafund
	IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$5,355
Mortality and expense risk charge	(8,846)
Net investment income(loss)	(3,491)

Realized gain(loss) on investments:
Net realized gain distributions	598,167
Net realized gain(loss) on sale of fund shares	88,453
Net realized gain(loss)	686,620

Change in unrealized appreciation/depreciation	16,058

Net increase(decrease) in net assets resulting
from operations	$699,187

	Contrafund IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(3,491)	$(2,134)
Net realized gain(loss)	686,620	512,887
Net change in unrealized appreciation/depreciation	16,058	328,906
Net increase(decrease) in net assets resulting
from operations	699,187	839,659

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	101,900	95,891
Subaccounts transfers (including fixed account), net	512,618	(295,600)
Transfers for policyowner benefits and terminations	(199,198)	(76,219)
Policyowner maintenance charges	(70,249)	(59,485)
Net increase(decrease) from policyowner transactions	345,071	(335,413)

Total increase(decrease) in net assets	1,044,258	504,246
Net assets at beginning of period	3,063,341	2,559,095
Net assets at end of period	$4,107,599	$3,063,341

The accompanying notes are an integral part of these financial statements.

FS-33

Fidelity
Equity Inc.		High Inc.
IC		IC		Bond IC

2025		2025		2025

$18,872		$136,323		$119,815
(2,411)		(5,000)		(10,153)
16,461		131,323		109,662

56,166		-		-
19,863		(11,303)		(13,312)
76,029		(11,303)		(13,312)

108,703		72,854		187,053

$201,193		$192,874		$283,403

Equity Inc. IC		High Inc. IC		Bond IC

2025	2024	2025	2024	2025	2024

$16,461	$10,568	$131,323	$107,031	$109,662	$121,043
76,029	41,519	(11,303)	(25,382)	(13,312)	(51,649)
108,703	22,933	72,854	75,841	187,053	(76,989)

201,193	75,020	192,874	157,490	283,403	(7,595)

22,833	20,694	51,787	58,287	72,673	53,299
258,264	126,316	228,522	(30,040)	484,987	2,263,638
(58,963)	(10,318)	(118,687)	(95,640)	(1,327,000)	(264,526)
(19,505)	(12,917)	(49,056)	(49,508)	(72,724)	(58,375)
202,629	123,775	112,566	(116,901)	(842,064)	1,994,036

403,822	198,795	305,440	40,589	(558,661)	1,986,441
707,789	508,994	1,876,577	1,835,988	3,899,389	1,912,948
$1,111,611	$707,789	$2,182,017	$1,876,577	$3,340,728	$3,899,389

FS-34

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Mid Cap IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$2,970
Mortality and expense risk charge	(1,714)
Net investment income(loss)	1,256

Realized gain(loss) on investments:
Net realized gain distributions	76,972
Net realized gain(loss) on sale of fund shares	8,752
Net realized gain(loss)	85,724

Change in unrealized appreciation/depreciation	(5,268)

Net increase(decrease) in net assets resulting
from operations	$81,712

	Mid Cap IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,256	$1,990
Net realized gain(loss)	85,724	86,751
Net change in unrealized appreciation/depreciation	(5,268)	7,709
Net increase(decrease) in net assets resulting
from operations	81,712	96,450

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	22,581	20,137
Subaccounts transfers (including fixed account), net	(25,632)	74,835
Transfers for policyowner benefits and terminations	(14,768)	(75,915)
Policyowner maintenance charges	(8,222)	(7,924)
Net increase(decrease) from policyowner transactions	(26,041)	11,133

Total increase(decrease) in net assets	55,671	107,583
Net assets at beginning of period	683,662	576,079
Net assets at end of period	$739,333	$683,662

The accompanying notes are an integral part of these financial statements.

FS-35

Fidelity
				Money
Overseas IC		Strategic IC		Market

2025		2025		2025

$-		$-		$2,512
-		-		(271)
-		-		2,241

-		-		-
-		-		-
-		-		-

-		-		-

$-		$-		$2,241

Overseas IC		Strategic IC		Money Market

2025	2024	2025	2024	2025	2024

$-	$-	$-	$-	$2,241	$1,023
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	2,241	1,023

-	-	-	-	4,134	3,221
-	-	-	-	3,704	55,026
-	-	-	-	(27,741)	-
-	-	-	-	(2,450)	(1,020)
-	-	-	-	(22,353)	57,227

-	-	-	-	(20,112)	58,250
-	-	-	-	77,352	19,102
$-	$-	$-	$-	$57,240	$77,352

FS-36

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Third Avenue

	Value

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$12,429
Mortality and expense risk charge	(1,508)
Net investment income(loss)	10,921

Realized gain(loss) on investments:
Net realized gain distributions	40,345
Net realized gain(loss) on sale of fund shares	73,037
Net realized gain(loss)	113,382

Change in unrealized appreciation/depreciation	74,684

Net increase(decrease) in net assets resulting
from operations	$198,987

	Value

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$10,921	$15,325
Net realized gain(loss)	113,382	94,696
Net change in unrealized appreciation/depreciation	74,684	(120,664)
Net increase(decrease) in net assets resulting
from operations	198,987	(10,643)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	18,258	29,406
Subaccounts transfers (including fixed account), net	(34,857)	(29,893)
Transfers for policyowner benefits and terminations	(109,701)	(83,710)
Policyowner maintenance charges	(16,013)	(17,383)
Net increase(decrease) from policyowner transactions	(142,313)	(101,580)

Total increase(decrease) in net assets	56,674	(112,223)
Net assets at beginning of period	608,526	720,749
Net assets at end of period	$665,200	$608,526

The accompanying notes are an integral part of these financial statements.

FS-37

T. Rowe				Pimco
		Equity
Blue Chip		Income		Total Return

2025		2025		2025

$-		$-		$27,925
(10,984)		-		(1,704)
(10,984)		-		26,221

406,297		-		-
441,858		-		(14,542)
848,155		-		(14,542)

(20,467)		-		44,317

$816,704		$-		$55,996

Blue Chip		Equity Income		Total Return

2025	2024	2025	2024	2025	2024

$(10,984)	$(10,254)	$-	$-	$26,221	$25,642
848,155	711,932	-	-	(14,542)	(8,776)
(20,467)	507,521	-	-	44,317	(1,306)

816,704	1,209,199	-	-	55,996	15,560

99,362	100,421	-	-	37,497	43,613
(143,241)	(340,227)	-	-	22,013	78,749
(303,220)	(463,355)	-	-	(33,599)	(71,786)
(102,060)	(99,813)	-	-	(24,585)	(28,596)
(449,159)	(802,974)	-	-	1,326	21,980

367,545	406,225	-	-	57,322	37,540
4,191,934	3,785,709	-	-	685,700	648,160
$4,559,479	$4,191,934	$-	$-	$743,022	$685,700

FS-38

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Pimco
	Low
	Duration

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,980
Mortality and expense risk charge	(255)
Net investment income(loss)	3,725

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(643)
Net realized gain(loss)	(643)

Change in unrealized appreciation/depreciation	1,958

Net increase(decrease) in net assets resulting
from operations	$5,040

	Low Duration

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,725	$4,739
Net realized gain(loss)	(643)	(1,987)
Net change in unrealized appreciation/depreciation	1,958	2,720
Net increase(decrease) in net assets resulting
from operations	5,040	5,472

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	2,431	2,530
Subaccounts transfers (including fixed account), net	93,154	(10,668)
Transfers for policyowner benefits and terminations	(26,642)	(45,659)
Policyowner maintenance charges	(2,352)	(4,752)
Net increase(decrease) from policyowner transactions	66,591	(58,549)

Total increase(decrease) in net assets	71,631	(53,077)
Net assets at beginning of period	88,479	141,556
Net assets at end of period	$160,110	$88,479

The accompanying notes are an integral part of these financial statements.

FS-39

Pimco		Ivy

Real Return		Science		Balanced

2025		2025		2025

$1,438		$-		$338
(112)		(4)		(68)
1,326		(4)		270

-		76		1,022
(343)		4		331
(343)		80		1,353

2,280		75		1,347

$3,263		$151		$2,970

Real Return		Science		Balanced

2025	2024	2025	2024	2025	2024

$1,326	$833	$(4)	$(3)	$270	$204
(343)	(184)	80	15	1,353	303
2,280	(128)	75	100	1,347	2,021

3,263	521	151	112	2,970	2,528

2,790	1,839	-	-	1,512	1,534
1,041	12,599	-	-	-	7,228
(2,192)	-	-	-	-	-
(7,136)	(3,221)	(21)	(19)	(2,638)	(2,618)
(5,497)	11,217	(21)	(19)	(1,126)	6,144

(2,234)	11,738	130	93	1,844	8,672
46,178	34,440	469	376	26,413	17,741
$43,944	$46,178	$599	$469	$28,257	$26,413

FS-40

CARILLON LIFE ACCOUNT

FOR THE PERIODS ENDED DECEMBER 31

	Ibbotson

	Growth

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$17,698
Mortality and expense risk charge	(2,919)
Net investment income(loss)	14,779

Realized gain(loss) on investments:
Net realized gain distributions	88,868
Net realized gain(loss) on sale of fund shares	4,699
Net realized gain(loss)	93,567

Change in unrealized appreciation/depreciation	84,118

Net increase(decrease) in net assets resulting
from operations	$192,464

	Growth

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$14,779	$13,119
Net realized gain(loss)	93,567	24,109
Net change in unrealized appreciation/depreciation	84,118	80,096
Net increase(decrease) in net assets resulting
from operations	192,464	117,324

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	40,872	40,043
Subaccounts transfers (including fixed account), net	2,447	9,231
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(26,520)	(21,470)
Net increase(decrease) from policyowner transactions	16,799	27,804

Total increase(decrease) in net assets	209,263	145,128
Net assets at beginning of period	1,078,644	933,516
Net assets at end of period	$1,287,907	$1,078,644

The accompanying notes are an integral part of these financial statements.

FS-41

Ibbotson				American Funds

Income		Balanced		IS New World

2025		2025		2025

$962		$798		$-
(112)		(511)		-
850		287		-

3,380		4,510		-
(500)		38,759		-
2,880		43,269		-

536		(12,429)		-

$4,266		$31,127		$-

Income		Balanced		IS New World

2025	2024	2025	2024	2025	2024

$850	$826	$287	$3,363	$-	$-
2,880	139	43,269	2,361	-	-
536	2,003	(12,429)	14,597	-	-

4,266	2,968	31,127	20,321	-	-

1,816	2,026	1,069	970	-	-
(3,924)	(1,247)	(210,021)	1,494	-	-
-	-	-	-	-	-
(416)	(617)	(2,924)	(3,492)	-	-
(2,524)	162	(211,876)	(1,028)	-	-

1,742	3,130	(180,749)	19,293	-	-
42,443	39,313	224,743	205,450	-	-
$44,185	$42,443	$43,994	$224,743	$-	$-

FS-42

CARILLON LIFE ACCOUNT NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2025 AND 2024

1. ORGANIZATION

Carillon Life Account (the “Account”) began operations during 1984. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The statements of operations and changes in net assets, financial highlights, and the related notes for each of the subaccounts listed below, are presented for the periods noted in the financial statements and notes, except for those subaccounts with commencement dates occurring during the period as referenced below.  For those subaccounts with commencement dates during the respective period, the financial statements and the notes are presented from the commencement date forward. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2025 there are sixty-eight subaccounts available within the Account listed as follows:

Fred Alger Management, LLC (Advisor)	Templeton Global Advisors Limited
Alger (Fund Series short cite)	Franklin Templeton
*Capital App (Subaccount short cite)	*Growth Securities
*Mid Cap
*Balanced	Templeton Investment Counsel, LLC
Franklin Templeton
Lincoln Financial Investments	*Foreign Securities
Corporation
Lincoln	Franklin Advisers, Inc.
*Disciplined Core Value II	Franklin Templeton
*Value II	*Income
*Mid Cap Value II	*Global Bond
*International II

DWS Investment Management
Americas, Inc.
Scudder
*Capital Growth
*International
*Money Market
*Mid Value
*Global (formerly DWS International Growth
VIP Portfolio, Class A)

FS-43

1. ORGANIZATION, continued

Invesco Advisers, Inc.	Calvert Research and Management
AIM	(See Note 3)
*American Value	Summit
(Commenced April 30, 2021)	*EAFE Intl.
*American Franchise	*Barclays
*Intl Growth	*S&P 500
*Global	*Nasdaq 100
*Small Cap	*Russell
*Equity & Income	*Midcap 400
*Cap App (formerly Invesco V.I. Capital	*Moderate
Appreciation Fund Portfolio, Series I)	*Mod. Growth
*Global Securities
*Main Street	Calvert
*Balanced
Morgan Stanley Investment Management Inc.
Van Kampen	Fidelity Management & Research
*Emerging Markets	Company LLC
Fidelity
Neuberger Berman Investment Advisers LLC	*Contrafund IC
Neuberger Berman	*Equity Inc. IC
*Regency	*High Inc. IC
*Equity (formerly Neuberger Berman AMT	*Bond IC
Sustainable Equity Portfolio, Class I)	*Mid Cap IC
*Overseas IC
Massachusetts Financial Services Company	*Strategic IC (A)
MFS	*Money Market
*Growth
*Investor Trust	Third Avenue Management LLC
*New Discovery	Third Avenue
*Total Return	*Value
*Utilities
*Value	T. Rowe Price Associates, Inc.
*Global Real Estate (A)	T. Rowe
*High Yield	*Blue Chip
*Research	*Equity Income (A)

Columbia Management Investment
Advisers, LLC
Seligman
*Global Tech
*Smaller Value

FS-44

1. ORGANIZATION, continued

Pacific Investment Management Company LLC
Pimco
*Total Return
*Low Duration
*Real Return

Delaware Management Company
Ivy
*Science (formerly Macquarie VIP Science and Technology
Series Portfolio, Service Class)
*Balanced (formerly Macquarie VIP Balanced Series
Portfolio, Service Class)

ALPS Advisors, Inc.
Ibbotson
*Growth
*Income
*Balanced

Capital Research and Management Company (SM)
American Funds
*IS New World (A)

(A) These subaccounts have had no activity since inception.

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-45

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-46

3. SEGMENT INFORMATION

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Ameritas Life Insurance Corp. to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer of the Company as the chief operating decision maker as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant account policies (see note 2.) The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment disclosure requirements as of December 31, 2025 and for the years ended December 31, 2025 and December 31, 2024. All assets held and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

4. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2025 and 2024, as follows:

Sub-Advisor Fee %
Summit:
Barclays	.050
S&P 500.050
Nasdaq 100.050
Russell	.050
Midcap 400.050
Moderate	.050
Mod. Growth	.050

FS-47

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2025 were as follows:

	Purchases	Sales
Alger:
Capital App	$1,264,846	$515,841
Mid Cap	238,283	457,613
Balanced	-	-

Lincoln:
Disciplined Core Value II	164,388	438,118
Value II	491,898	750,741
Mid Cap Value II	255,648	236,432
International II	36,170	96,495

Scudder:
Capital Growth	1,281,708	1,331,816
International	251,897	260,517
Money Market	6,536,194	6,201,254
Mid Value	90,200	621,996
Global	136,240	272,558

Franklin Templeton:
Growth Securities	47,948	77,793
Foreign Securities	45,542	78,582
Income	3,378	744
Global Bond	159,261	137,211

AIM:
American Value	42,020	28,962
American Franchise	805,187	1,189,155
Intl Growth	251,503	235,868
Global	27,817	11,044
Small Cap	428	344
Equity & Income	2,532	1,048
Cap App	51,240	93,469
Global Securities	1,356,330	1,477,830
Main Street	385,034	518,065

Van Kampen:
Emerging Markets	135,747	393,332

Neuberger Berman:
Regency	26,691	15,114
Equity	185,245	242,403

FS-48

5. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
MFS:
Growth	$1,985,818	$1,490,797
Investor Trust	2,859,139	1,095,339
New Discovery	134,132	599,874
Total Return	450,233	562,207
Utilities	47,580	544,003
Value	162	7
Global Real Estate	-	-
High Yield	185,353	218,074
Research	193,609	442,786

Seligman:
Global Tech	504,072	374,406
Smaller Value	83,710	1,334,222

Summit:
EAFE Intl.	1,667,731	1,411,232
Barclays	564,116	538,596
S&P 500	7,878,466	6,989,662
Nasdaq 100	1,158,525	2,011,303
Russell	1,301,996	946,586
Midcap 400	1,468,717	1,563,031
Moderate	345,743	92,311
Mod. Growth	216,208	92,112

Calvert:
Balanced	88,744	124,809

Fidelity:
Contrafund IC	1,247,966	308,219
Equity Inc. IC	411,151	135,894
High Inc. IC	427,472	183,583
Bond IC	905,417	1,637,819
Mid Cap IC	176,128	123,940
Overseas IC	-	-
Strategic IC	-	-
Money Market	9,486	29,598

Third Avenue:
Value	408,956	500,003

T. Rowe:
Blue Chip	986,066	1,039,912
Equity Income	-	-

FS-49

5. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Pimco:
Total Return	$150,523	$122,975
Low Duration	98,243	27,927
Real Return	5,469	9,641

Ivy:
Science	75	24
Balanced	2,853	2,688

Ibbotson:
Growth	148,724	28,279
Income	15,349	13,643
Balanced	7,496	214,576

American Funds:
IS New World	-	-

6. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2025, these fees range between .10 percent and .70 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged from $5 to $10 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-50

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Alger:
Capital App
2025	148.74	148.74	39,255	5,838,850	-	0.25	0.25	32.54	32.54
2024	112.23	112.23	40,606	4,556,965	-	0.25	0.25	47.76	47.76
2023	75.95	75.95	41,973	3,187,825	-	0.25	0.25	42.77	42.77
2022	53.20	53.20	43,328	2,304,860	-	0.25	0.25	(36.68)	(36.68)
2021	84.01	84.01	44,634	3,749,805	-	0.25	0.25	18.83	18.83

Mid Cap
2025	60.23	60.23	71,496	4,305,940	-	0.25	0.25	16.47	16.47
2024	51.71	51.71	75,342	3,895,785	-	0.25	0.25	20.76	20.76
2023	42.82	42.82	81,873	3,505,605	-	0.25	0.25	22.87	22.87
2022	34.85	34.85	86,360	3,009,589	-	0.25	0.25	(36.23)	(36.23)
2021	54.65	54.65	90,831	4,963,940	-	0.25	0.25	3.94	3.94

Balanced
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Lincoln:
Disciplined Core Value II
2025	9.81	9.91	271,538	3,302,281	1.66	0.10	0.70	9.05	14.74
2024	8.60	8.64	300,011	3,178,990	0.92	0.10	0.70	6.08	6.51
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Value II
2025	12.32	12.32	386,479	4,760,743	1.59	0.25	0.25	15.73	15.73
2024	10.64	10.64	446,826	4,755,929	2.16	0.25	0.25	6.44	6.44
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Mid Cap Value II
2025	22.00	22.23	132,574	1,548,339	1.89	0.10	0.70	6.79	8.89
2024	20.33	20.41	143,436	1,548,453	2.04	0.10	0.70	6.32	6.76
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

FS-51

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Lincoln, continued:
International II
2025	11.58	11.58	54,426	630,025	1.22	0.25	0.25	15.70	15.70
2024	10.01	10.01	60,544	605,769	0.63	0.25	0.25	0.06	0.06
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Scudder:
Capital Growth
2025	135.32	149.85	56,626	9,566,685	0.05	0.10	0.70	0.28	11.75
2024	121.10	150.53	64,088	9,645,947	0.18	0.25	0.70	25.73	26.30
2023	96.31	119.18	68,913	8,212,503	0.08	0.25	0.70	37.61	38.23
2022	69.99	86.22	72,831	6,278,994	0.09	0.25	0.70	(31.22)	(30.91)
2021	109.66	124.80	79,586	9,931,195	0.21	0.25	0.75	21.86	22.47

International
2025	35.76	35.76	95,579	3,417,970	2.67	0.25	0.25	44.54	44.54
2024	24.74	24.74	98,164	2,428,673	3.25	0.25	0.25	2.20	2.20
2023	24.21	24.21	104,710	2,534,966	3.31	0.25	0.25	18.65	18.65
2022	20.40	20.40	114,725	2,340,862	3.26	0.25	0.25	(13.40)	(13.40)
2021	23.56	23.56	122,170	2,878,624	2.42	0.25	0.25	8.96	8.96

Money Market
2025	18.07	18.07	464,550	8,396,286	3.89	0.25	0.25	3.69	3.69
2024	17.43	17.43	462,584	8,062,839	4.71	0.25	0.25	4.66	4.66
2023	16.65	16.65	326,865	5,443,775	4.62	0.25	0.25	4.49	4.49
2022	15.94	15.94	336,723	5,367,197	1.15	0.25	0.25	1.06	1.06
2021	15.77	15.77	344,887	5,439,833	0.01	0.25	0.25	(0.24)	(0.24)

Mid Value
2025	33.54	34.86	14,801	496,519	0.76	0.25	0.70	17.39	17.92
2024	28.45	29.70	36,173	1,029,022	1.21	0.25	0.70	5.46	5.94
2023	26.85	28.16	16,593	445,576	1.11	0.25	0.70	14.15	14.66
2022	23.42	24.67	19,381	453,874	0.77	0.25	0.70	(16.39)	(16.01)
2021	27.88	29.50	18,911	527,321	1.22	0.25	0.70	29.59	30.17

Global
2025	21.02	21.02	10,073	211,774	0.96	0.25	0.25	18.62	18.62
2024	17.72	17.72	17,012	301,521	1.31	0.25	0.25	9.09	9.09
2023	16.25	16.25	19,755	320,955	0.74	0.25	0.25	15.75	15.75
2022	14.04	14.04	21,531	302,212	1.02	0.25	0.25	(28.69)	(28.69)
2021	19.68	19.68	19,899	391,679	0.33	0.25	0.25	7.84	7.84

FS-52

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Growth Securities
2025	30.81	30.81	13,116	404,134	0.89	0.25	0.25	23.52	23.52
2024	24.95	24.95	15,378	383,629	0.94	0.25	0.25	5.14	5.14
2023	23.73	23.73	14,750	349,998	3.33	0.25	0.25	20.71	20.71
2022	19.66	19.66	14,465	284,343	0.16	0.25	0.25	(11.72)	(11.72)
2021	22.27	22.27	13,876	308,985	1.10	0.25	0.25	4.61	4.61

Foreign Securities
2025	37.20	37.20	13,577	505,077	2.24	0.25	0.25	28.87	28.87
2024	28.87	28.87	15,778	455,486	2.40	0.25	0.25	(1.25)	(1.25)
2023	29.23	29.23	18,466	539,789	3.24	0.25	0.25	20.46	20.46
2022	24.27	24.27	19,929	483,605	3.07	0.25	0.25	(7.84)	(7.84)
2021	23.27	26.33	21,272	560,073	1.86	0.25	0.75	3.38	3.90

Income
2025	19.01	19.01	2,675	50,860	5.07	0.25	0.25	12.28	12.28
2024	16.93	16.93	2,685	45,464	6.49	0.25	0.25	6.93	6.93
2023	15.83	15.83	10,655	168,717	4.99	0.25	0.25	8.35	8.35
2022	14.61	14.61	11,506	168,147	6.58	0.25	0.25	(5.11)	(5.11)
2021	-	-	-	-	-	-	-	-	-

Global Bond
2025	16.45	17.64	99,313	925,802	-	0.10	0.70	13.87	15.61
2024	14.32	15.26	96,280	784,182	-	0.10	0.70	(11.99)	(7.40)
2023	9.05	16.27	94,187	863,685	-	0.25	0.70	2.17	2.63
2022	8.81	15.92	89,978	802,991	-	0.25	0.70	(5.61)	(5.19)
2021	9.30	16.87	129,461	1,215,223	-	0.25	0.70	(5.65)	(5.23)

AIM:
American Value
2025	18.64	18.64	11,298	210,646	0.46	0.25	0.25	20.70	20.70
2024	15.45	15.45	12,328	190,417	0.81	0.25	0.25	30.08	30.08
2023	11.87	11.87	16,682	198,077	0.62	0.25	0.25	15.31	15.31
2022	10.30	10.30	19,079	196,460	0.76	0.25	0.25	(2.86)	(2.86)
2021	10.60	10.60	19,489	206,580	0.44	0.25	0.25	6.00	6.00

American Franchise
2025	60.19	60.19	121,798	7,330,679	-	0.25	0.25	11.39	11.39
2024	54.04	54.04	140,931	7,615,244	-	0.25	0.25	34.55	34.55
2023	40.16	40.16	148,735	5,973,246	-	0.25	0.25	40.58	40.58
2022	28.57	28.57	160,074	4,573,100	-	0.25	0.25	(31.28)	(31.28)
2021	41.58	41.58	162,444	6,753,654	-	0.25	0.25	11.65	11.65

FS-53

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Intl Growth
2025	60.66	67.17	65,725	1,407,693	1.44	0.10	0.70	15.69	16.38
2024	52.43	57.72	69,620	1,294,723	1.76	0.10	0.70	(0.09)	1.44
2023	18.14	52.48	73,185	1,351,272	0.20	0.25	0.70	17.33	17.85
2022	15.40	44.73	78,085	1,221,840	1.64	0.25	0.70	(18.87)	(18.51)
2021	18.89	55.13	99,493	1,903,475	1.32	0.25	0.70	5.15	5.62

Global
2025	22.39	24.79	5,681	159,260	2.00	0.10	0.70	(0.50)	7.10
2024	20.90	26.14	5,138	133,788	2.62	0.25	0.70	(2.49)	(2.05)
2023	21.44	26.69	5,219	138,774	1.51	0.25	0.70	8.29	8.78
2022	19.80	24.54	5,096	124,631	2.67	0.25	0.70	(25.46)	(25.12)
2021	26.56	32.77	5,764	188,353	2.69	0.25	0.70	24.84	25.40

Small Cap
2025	55.00	55.00	144	7,944	-	0.70	0.70	7.30	7.30
2024	51.26	51.26	148	7,600	0.13	0.70	0.70	17.26	17.26
2023	43.71	43.71	140	6,114	-	0.70	0.70	15.77	15.77
2022	37.76	37.76	144	5,442	-	0.70	0.70	(21.06)	(21.06)
2021	47.83	47.83	148	7,098	0.17	0.70	0.70	19.56	19.56

Equity & Income
2025	31.36	31.36	840	26,353	2.14	0.25	0.25	12.52	12.52
2024	27.87	27.87	849	23,673	1.94	0.25	0.25	11.84	11.84
2023	24.92	24.92	846	21,081	2.04	0.25	0.25	10.28	10.28
2022	22.60	22.60	700	15,809	2.42	0.25	0.25	(7.74)	(7.74)
2021	24.50	24.50	390	9,547	1.87	0.25	0.25	18.36	18.36

Cap App
2025	76.20	76.20	4,935	376,028	-	0.25	0.25	12.51	12.51
2024	67.72	67.72	6,180	418,566	-	0.25	0.25	33.82	33.82
2023	50.61	50.61	6,846	346,491	-	0.25	0.25	35.04	35.04
2022	37.48	37.48	7,481	280,371	-	0.25	0.25	(30.96)	(30.96)
2021	54.28	54.28	8,775	476,294	-	0.25	0.25	22.26	22.26

FS-54

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Global Securities
2025	63.62	124.28	108,747	6,919,156	-	0.25	0.70	14.52	15.03
2024	55.31	108.52	131,585	7,277,966	-	0.25	0.70	15.25	15.77
2023	47.77	94.16	135,701	6,482,975	0.23	0.25	0.70	33.80	34.40
2022	35.54	70.37	142,953	5,081,463	-	0.25	0.70	(32.24)	(31.94)
2021	52.22	103.85	147,955	7,726,847	-	0.25	0.70	14.69	15.20

Main Street
2025	58.56	58.56	87,403	5,118,601	0.54	0.25	0.25	15.64	15.64
2024	50.64	50.64	95,937	4,858,632	-	0.25	0.25	23.33	23.33
2023	41.06	41.06	98,517	4,045,349	0.86	0.25	0.25	22.91	22.91
2022	33.41	33.41	102,020	3,408,325	1.47	0.25	0.25	(20.33)	(20.33)
2021	41.93	41.93	109,579	4,595,165	0.70	0.25	0.25	27.25	27.25

Van Kampen:
Emerging Markets
2025	22.96	25.43	115,910	1,752,277	0.41	0.10	0.70	32.04	32.83
2024	17.39	19.14	139,983	1,600,114	1.32	0.10	0.70	7.06	11.17
2023	10.54	16.24	165,235	1,751,777	1.60	0.25	0.70	11.20	11.69
2022	9.43	14.61	173,464	1,645,745	0.44	0.25	0.70	(25.60)	(25.27)
2021	12.62	19.63	169,913	2,156,229	0.86	0.25	0.70	2.27	2.73

Neuberger Berman:
Regency
2025	32.40	32.40	5,664	183,480	0.46	0.25	0.25	11.28	11.28
2024	29.11	29.11	5,932	172,717	0.71	0.25	0.25	8.55	8.55
2023	26.82	26.82	6,700	179,716	1.03	0.25	0.25	10.73	10.73
2022	24.22	24.22	6,946	168,240	0.59	0.25	0.25	(9.98)	(9.98)
2021	26.91	26.91	7,018	188,837	0.61	0.25	0.25	32.47	32.47

Equity
2025	23.54	62.07	127,612	3,008,804	-	0.10	0.25	13.46	13.63
2024	52.80	54.63	138,102	2,869,509	0.23	0.10	0.70	8.18	16.09
2023	16.53	42.25	146,339	2,422,001	0.34	0.25	0.70	26.02	26.58
2022	13.06	33.53	164,415	2,149,375	0.43	0.25	0.70	(19.02)	(18.66)
2021	16.06	41.40	206,057	3,310,747	0.38	0.25	0.70	22.62	23.17

FS-55

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS:
Growth
2025	163.40	163.40	66,117	10,803,303	-	0.25	0.25	11.91	11.91
2024	146.00	146.00	75,402	11,008,684	-	0.25	0.25	31.13	31.13
2023	111.34	111.34	82,800	9,218,656	-	0.25	0.25	35.53	35.53
2022	82.15	82.15	91,570	7,522,629	-	0.25	0.25	(31.81)	(31.81)
2021	106.48	120.47	100,231	12,074,373	-	0.25	0.75	22.61	23.22

Investor Trust
2025	115.23	115.23	59,040	6,803,441	1.57	0.25	0.25	13.29	13.29
2024	101.72	101.72	68,999	7,018,548	0.69	0.25	0.25	19.22	19.22
2023	85.32	85.32	73,700	6,288,017	0.73	0.25	0.25	18.68	18.68
2022	71.89	71.89	78,840	5,667,686	0.67	0.25	0.25	(16.70)	(16.70)
2021	86.30	86.30	85,080	7,342,234	0.62	0.25	0.25	26.50	26.50

New Discovery
2025	55.10	55.10	67,814	3,736,590	-	0.25	0.25	12.68	12.68
2024	48.90	48.90	77,002	3,765,415	-	0.25	0.25	6.45	6.45
2023	45.94	45.94	78,236	3,593,783	-	0.25	0.25	14.13	14.13
2022	40.25	40.25	83,697	3,368,715	-	0.25	0.25	(29.93)	(29.93)
2021	57.44	57.44	85,854	4,931,777	-	0.25	0.25	1.55	1.55

Total Return
2025	50.46	50.46	75,379	3,803,331	2.66	0.25	0.25	10.89	10.89
2024	45.50	45.50	85,389	3,885,415	2.46	0.25	0.25	7.48	7.48
2023	42.34	42.34	90,211	3,819,103	2.05	0.25	0.25	10.17	10.17
2022	38.43	38.43	94,190	3,619,553	1.71	0.25	0.25	(9.81)	(9.81)
2021	42.61	42.61	115,390	4,916,382	1.89	0.25	0.25	13.83	13.83

Utilities
2025	32.35	32.35	12,389	400,774	2.08	0.25	0.25	14.72	14.72
2024	28.20	28.20	31,771	895,905	2.76	0.25	0.25	11.38	11.38
2023	25.32	25.32	9,229	233,674	3.46	0.25	0.25	(2.35)	(2.35)
2022	25.93	25.93	10,577	274,232	2.54	0.25	0.25	0.50	0.50
2021	25.80	25.80	9,589	247,383	1.74	0.25	0.25	13.81	13.81

Value
2025	53.38	53.38	24	1,265	1.63	0.70	0.70	12.23	12.23
2024	47.56	47.56	23	1,074	1.66	0.70	0.70	10.83	10.83
2023	42.91	42.91	21	920	1.69	0.70	0.70	7.18	7.18
2022	40.04	40.04	20	800	1.45	0.70	0.70	(6.56)	(6.56)
2021	42.85	42.85	19	795	1.43	0.70	0.70	24.58	24.58

FS-56

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Global Real Estate
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

High Yield
2025	17.05	17.05	116,457	1,985,783	6.65	0.25	0.25	8.37	8.37
2024	15.73	15.73	126,287	1,987,005	6.13	0.25	0.25	6.66	6.66
2023	14.75	14.75	123,695	1,824,785	5.31	0.25	0.25	12.13	12.13
2022	13.16	13.16	157,441	2,071,385	5.51	0.25	0.25	(10.74)	(10.74)
2021	14.74	14.74	184,737	2,722,895	5.74	0.25	0.25	3.23	3.23

Research
2025	27.39	29.21	95,104	1,768,264	1.42	0.10	0.70	17.91	21.93
2024	22.60	23.96	111,220	1,703,977	1.57	0.10	0.70	2.37	2.86
2023	14.78	22.08	122,519	1,821,764	1.06	0.25	0.70	12.23	12.73
2022	13.11	19.67	138,114	1,820,286	1.76	0.25	0.70	(18.15)	(17.78)
2021	15.94	24.03	171,376	2,744,206	0.83	0.25	0.70	10.79	11.29

Seligman:
Global Tech
2025	128.44	128.44	26,463	3,398,828	-	0.25	0.25	34.03	34.03
2024	95.82	95.82	27,568	2,641,640	-	0.25	0.25	26.26	26.26
2023	75.89	75.89	29,059	2,205,373	-	0.25	0.25	44.51	44.51
2022	52.52	52.52	31,856	1,673,012	-	0.25	0.25	(32.03)	(32.03)
2021	77.26	77.26	30,788	2,378,885	0.27	0.25	0.25	38.34	38.34

Smaller Value
2025	32.52	32.52	99,947	3,250,392	-	0.25	0.25	6.03	6.03
2024	30.67	30.67	142,341	4,365,684	-	0.25	0.25	13.37	13.37
2023	27.05	27.05	129,717	3,509,155	-	0.25	0.25	12.57	12.57
2022	24.03	24.03	142,746	3,430,546	-	0.25	0.25	(15.14)	(15.14)
2021	28.32	28.32	153,599	4,349,919	-	0.25	0.25	30.29	30.29

FS-57

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit:
EAFE Intl.
2025	171.05	189.44	143,207	6,308,782	2.52	0.10	0.70	29.99	30.77
2024	131.59	144.86	142,084	4,809,899	2.62	0.10	0.70	2.29	2.42
2023	32.67	128.48	153,031	5,029,326	2.98	0.25	0.70	16.96	17.48
2022	27.81	109.85	161,215	4,508,988	3.43	0.25	0.70	(15.18)	(14.79)
2021	32.64	129.50	173,410	5,690,363	1.80	0.25	0.70	10.10	10.60

Barclays
2025	70.75	78.35	317,615	5,895,265	3.13	0.10	0.70	6.16	6.80
2024	66.64	73.36	325,006	5,668,621	2.85	0.10	0.70	0.32	1.99
2023	17.20	66.43	330,216	5,708,658	2.71	0.25	0.70	4.74	5.21
2022	16.35	63.42	345,743	5,677,343	2.62	0.25	0.70	(13.13)	(12.74)
2021	18.74	73.01	388,418	7,307,317	2.43	0.25	0.70	(2.50)	(2.07)

S&P 500
2025	522.85	579.01	419,018	64,676,554	1.11	0.10	0.70	16.69	17.39
2024	448.08	493.25	456,400	60,138,897	1.23	0.10	0.70	20.53	23.76
2023	105.82	362.05	503,252	53,335,557	1.37	0.25	0.70	25.05	25.61
2022	84.25	289.53	551,697	46,546,200	1.24	0.25	0.70	(18.91)	(18.54)
2021	90.88	103.42	566,851	58,709,947	1.33	0.25	0.75	27.46	28.10

Nasdaq 100
2025	332.51	368.22	224,563	15,191,346	0.28	0.10	0.70	17.31	20.27
2024	278.12	306.15	242,317	13,664,404	0.34	0.10	0.70	17.86	24.33
2023	45.05	223.70	257,255	11,616,251	0.33	0.25	0.70	53.33	54.02
2022	29.25	145.90	271,769	7,971,049	0.18	0.25	0.70	(33.11)	(32.81)
2021	43.53	218.12	314,223	13,706,582	0.27	0.25	0.70	25.99	26.56

Russell
2025	213.29	236.20	161,067	9,439,000	1.61	0.10	0.70	11.67	12.34
2024	191.00	210.26	163,035	8,527,911	1.20	0.10	0.70	10.45	12.80
2023	46.98	172.92	177,632	8,371,239	0.89	0.25	0.70	15.79	16.31
2022	40.39	149.34	182,649	7,398,429	0.83	0.25	0.70	(21.07)	(20.71)
2021	50.95	189.20	191,562	9,784,788	0.75	0.25	0.70	13.73	14.24

Midcap 400
2025	271.63	300.81	130,441	13,447,406	1.08	0.10	0.70	6.39	7.03
2024	255.31	281.05	140,819	13,593,253	1.19	0.10	0.70	12.72	13.30
2023	85.03	226.50	151,509	12,912,587	1.22	0.25	0.70	15.31	15.83
2022	73.41	196.42	165,014	12,138,448	0.94	0.25	0.70	(13.94)	(13.55)
2021	76.07	84.91	168,374	14,327,744	0.83	0.25	0.75	19.08	24.10

FS-58

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Moderate
2025	25.08	26.89	55,004	934,354	2.58	0.10	0.70	5.03	7.04
2024	15.88	23.60	43,678	695,336	2.29	0.25	0.70	6.95	7.43
2023	14.78	22.07	47,764	707,599	1.46	0.25	0.70	11.15	11.64
2022	13.24	19.86	48,460	642,931	1.08	0.25	0.70	(14.77)	(14.39)
2021	15.47	23.30	50,172	777,481	1.06	0.25	0.70	9.30	9.79

Mod. Growth
2025	27.23	29.03	68,493	1,183,272	2.14	0.10	0.70	6.03	8.40
2024	25.27	26.78	67,137	1,081,263	1.92	0.10	0.70	8.36	9.40
2023	14.37	23.10	73,299	1,070,278	1.38	0.25	0.70	13.00	13.50
2022	12.66	20.44	77,148	991,115	0.92	0.25	0.70	(15.20)	(14.82)
2021	14.86	24.11	113,817	1,709,470	1.01	0.25	0.70	12.85	13.36

Calvert:
Balanced
2025	33.78	33.78	28,470	961,659	1.62	0.25	0.25	11.20	11.20
2024	30.38	30.38	31,596	959,763	1.74	0.25	0.25	19.31	19.31
2023	25.46	25.46	33,120	843,202	1.56	0.25	0.25	16.53	16.53
2022	21.85	21.85	35,840	783,028	1.22	0.25	0.25	(15.62)	(15.62)
2021	25.89	25.89	36,453	943,889	1.20	0.25	0.25	14.83	14.83

Fidelity:
Contrafund IC
2025	70.99	177.37	57,796	4,107,599	0.15	0.10	0.25	21.18	21.36
2024	132.77	146.15	52,225	3,063,341	0.18	0.10	0.70	12.50	18.69
2023	43.90	99.94	58,238	2,559,095	0.50	0.25	0.70	32.53	33.12
2022	32.97	75.41	59,845	1,975,354	0.50	0.25	0.70	(26.82)	(26.50)
2021	44.86	103.05	63,482	2,850,453	0.06	0.25	0.70	26.95	27.52

Equity Inc. IC
2025	37.38	37.38	29,736	1,111,611	1.95	0.25	0.25	18.72	18.72
2024	31.49	31.49	22,478	707,789	2.01	0.25	0.25	15.06	15.06
2023	27.37	27.37	18,599	508,994	2.05	0.25	0.25	10.37	10.37
2022	24.79	24.79	17,010	421,745	2.05	0.25	0.25	(5.19)	(5.19)
2021	26.15	26.15	13,088	342,293	1.64	0.25	0.25	24.58	24.58

FS-59

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
High Inc. IC
2025	13.80	15.29	89,582	2,182,017	6.84	0.10	0.70	9.59	10.25
2024	12.59	13.86	85,581	1,876,577	5.95	0.10	0.70	8.21	8.31
2023	11.64	20.54	90,943	1,835,988	5.64	0.25	0.70	9.71	10.20
2022	10.61	18.64	93,426	1,713,905	4.66	0.25	0.70	(11.99)	(11.60)
2021	12.05	21.08	118,732	2,470,196	5.41	0.25	0.70	3.69	4.15

Bond IC
2025	20.12	22.28	266,398	3,340,728	2.96	0.10	0.70	6.61	7.12
2024	18.89	20.80	332,289	3,899,389	5.20	0.10	0.70	1.08	2.50
2023	11.51	18.69	165,085	1,912,948	2.69	0.25	0.70	5.47	5.94
2022	10.86	17.72	121,564	1,331,851	2.10	0.25	0.70	(13.56)	(13.18)
2021	12.51	20.50	152,929	1,926,938	1.98	0.25	0.70	(1.30)	(0.85)

Mid Cap IC
2025	118.96	131.73	11,319	739,333	0.43	0.10	0.70	10.98	11.64
2024	107.19	118.00	11,673	683,662	0.57	0.10	0.70	10.94	16.67
2023	49.69	91.88	11,532	576,079	0.62	0.25	0.70	14.28	14.79
2022	43.29	80.40	12,550	545,793	0.48	0.25	0.70	(15.34)	(14.96)
2021	50.90	94.96	13,616	695,959	0.62	0.25	0.70	24.73	25.29

Overseas IC
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Strategic IC
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Money Market
2025	1.12	1.21	48,843	57,240	4.07	0.10	0.70	3.41	4.03
2024	1.08	1.16	69,135	77,352	4.89	0.10	0.70	0.29	4.37
2023	1.04	1.04	18,385	19,102	4.79	0.70	0.70	4.17	4.17
2022	1.00	1.00	17,318	17,273	1.45	0.70	0.70	0.73	0.73
2021	0.99	0.99	16,181	16,022	0.01	0.70	0.70	(0.69)	(0.69)

FS-60

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Third Avenue:
Value
2025	50.41	55.82	29,415	665,200	2.06	0.10	0.70	8.23	23.88
2024	16.80	37.64	36,203	608,526	2.44	0.25	0.70	(2.96)	(2.52)
2023	17.23	38.79	41,802	720,749	2.32	0.25	0.70	19.97	20.51
2022	14.30	32.33	46,717	668,357	1.46	0.25	0.70	15.30	15.82
2021	12.35	28.04	51,934	641,468	0.68	0.25	0.70	21.22	21.76

T. Rowe:
Blue Chip
2025	82.21	91.05	55,837	4,559,479	-	0.10	0.70	14.93	18.32
2024	69.90	76.95	60,641	4,191,934	-	0.10	0.70	27.69	34.22
2023	51.22	52.08	73,896	3,785,709	-	0.25	0.70	47.92	48.59
2022	34.47	35.21	90,310	3,113,870	-	0.25	0.70	(39.09)	(38.82)
2021	56.34	57.80	96,471	5,436,401	-	0.25	0.70	16.51	17.04

Equity Income
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Pimco:
Total Return
2025	16.73	16.73	44,407	743,022	4.10	0.25	0.25	8.62	8.62
2024	15.41	15.41	44,512	685,700	4.04	0.25	0.25	2.28	2.28
2023	15.06	15.06	43,033	648,160	3.57	0.25	0.25	5.67	5.67
2022	14.25	14.25	39,727	566,258	2.48	0.25	0.25	(14.51)	(14.51)
2021	16.67	16.67	82,920	1,382,659	1.82	0.25	0.25	(1.51)	(1.51)

Low Duration
2025	11.78	12.63	13,745	160,110	3.92	0.10	0.70	2.41	2.64
2024	11.06	11.24	7,999	88,479	3.99	0.25	0.70	3.77	4.24
2023	10.61	10.83	13,339	141,556	3.60	0.25	0.70	4.24	4.71
2022	10.13	10.39	19,964	202,324	1.76	0.25	0.70	(6.40)	(5.98)
2021	10.78	11.10	13,555	146,111	0.52	0.25	0.70	(1.61)	(1.17)

FS-61

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Pimco, continued:
Real Return
2025	12.72	12.72	3,454	43,944	3.21	0.25	0.25	7.47	7.47
2024	11.84	11.84	3,900	46,178	2.36	0.25	0.25	1.77	1.77
2023	11.63	11.63	2,961	34,440	2.63	0.25	0.25	3.31	3.31
2022	11.26	11.26	8,515	95,874	6.27	0.25	0.25	(12.21)	(12.21)
2021	12.83	12.83	21,422	274,741	4.54	0.25	0.25	5.22	5.22

Ivy:
Science
2025	151.47	151.47	4	599	-	0.70	0.70	32.44	32.44
2024	114.37	114.37	4	469	-	0.70	0.70	29.68	29.68
2023	88.20	88.20	4	376	-	0.70	0.70	38.10	38.10
2022	63.87	63.87	4	286	-	0.70	0.70	(32.31)	(32.31)
2021	94.36	94.36	5	443	-	0.70	0.70	14.37	14.37

Balanced
2025	22.11	22.11	1,278	28,257	1.24	0.25	0.25	11.51	11.51
2024	19.83	19.83	1,332	26,413	1.27	0.25	0.25	15.30	15.30
2023	17.20	17.20	1,032	17,741	0.81	0.25	0.25	15.74	15.74
2022	14.86	14.86	2,271	33,739	0.34	0.25	0.25	(16.27)	(16.27)
2021	17.75	17.75	316	5,600	1.12	0.25	0.25	15.68	15.68

Ibbotson:
Growth
2025	27.63	29.24	46,600	1,287,907	1.51	0.10	0.25	17.62	17.79
2024	22.87	24.82	45,906	1,078,644	1.53	0.10	0.70	2.44	9.77
2023	20.44	20.90	44,663	933,516	1.88	0.25	0.70	14.47	14.98
2022	17.86	18.18	43,054	782,662	1.62	0.25	0.70	(13.85)	(13.47)
2021	20.73	21.01	41,561	873,127	1.24	0.25	0.70	14.09	14.60

Income
2025	18.70	18.70	2,363	44,185	2.15	0.25	0.25	11.42	11.42
2024	16.78	16.78	2,529	42,443	2.27	0.25	0.25	7.69	7.69
2023	15.58	15.58	2,523	39,313	2.20	0.25	0.25	10.32	10.32
2022	14.13	14.13	2,424	34,232	1.78	0.25	0.25	(12.76)	(12.76)
2021	16.19	16.19	2,320	37,549	1.25	0.25	0.25	6.20	6.20

FS-62

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Ibbotson, continued:
Balanced
2025	23.02	23.02	1,914	43,994	0.39	0.25	0.25	14.53	14.53
2024	20.10	20.10	11,185	224,743	1.79	0.25	0.25	9.89	9.89
2023	18.29	18.29	11,236	205,450	2.06	0.25	0.25	12.54	12.54
2022	16.25	16.25	10,915	177,340	1.72	0.25	0.25	(13.10)	(13.10)
2021	18.70	18.70	10,768	201,334	1.33	0.25	0.25	10.51	10.51

American Funds:
IS New World
2025	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

FS-63

7. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2025	2024
Alger:
Capital App
Units issued	7,548	12,501
Units redeemed	(8,899)	(13,868)
Net increase(decrease)	(1,351)	(1,367)

Mid Cap
Units issued	14,801	13,540
Units redeemed	(18,647)	(20,071)
Net increase(decrease)	(3,846)	(6,531)

Balanced
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Lincoln:
Disciplined Core Value II
Units issued	576,986	761,020
Units redeemed	(605,459)	(461,009)
Net increase(decrease)	(28,473)	300,011

Value II
Units issued	140,996	671,455
Units redeemed	(201,343)	(224,629)
Net increase(decrease)	(60,347)	446,826

Mid Cap Value II
Units issued	296,103	390,634
Units redeemed	(306,965)	(247,198)
Net increase(decrease)	(10,862)	143,436

International II
Units issued	32,292	101,026
Units redeemed	(38,410)	(40,482)
Net increase(decrease)	(6,118)	60,544

Scudder:
Capital Growth
Units issued	6,664	8,413
Units redeemed	(14,126)	(13,238)
Net increase(decrease)	(7,462)	(4,825)

FS-64

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Scudder, continued:
International
Units issued	27,967	26,420
Units redeemed	(30,552)	(32,966)
Net increase(decrease)	(2,585)	(6,546)

Money Market
Units issued	841,943	603,488
Units redeemed	(839,977)	(467,769)
Net increase(decrease)	1,966	135,719

Mid Value
Units issued	2,215	47,150
Units redeemed	(23,587)	(27,570)
Net increase(decrease)	(21,372)	19,580

Global
Units issued	31,051	42,762
Units redeemed	(37,990)	(45,505)
Net increase(decrease)	(6,939)	(2,743)

Franklin Templeton:
Growth Securities
Units issued	981	1,166
Units redeemed	(3,243)	(538)
Net increase(decrease)	(2,262)	628

Foreign Securities
Units issued	129	42
Units redeemed	(2,330)	(2,730)
Net increase(decrease)	(2,201)	(2,688)

Income
Units issued	2,707	3,045
Units redeemed	(2,717)	(11,015)
Net increase(decrease)	(10)	(7,970)

Global Bond
Units issued	380,597	426,867
Units redeemed	(377,564)	(424,774)
Net increase(decrease)	3,033	2,093

FS-65

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
AIM:
American Value
Units issued	826	2,152
Units redeemed	(1,856)	(6,506)
Net increase(decrease)	(1,030)	(4,354)

American Franchise
Units issued	31,746	41,977
Units redeemed	(50,879)	(49,781)
Net increase(decrease)	(19,133)	(7,804)

Intl Growth
Units issued	181,426	219,396
Units redeemed	(185,321)	(222,961)
Net increase(decrease)	(3,895)	(3,565)

Global
Units issued	2,886	1,040
Units redeemed	(2,343)	(1,121)
Net increase(decrease)	543	(81)

Small Cap
Units issued	3	15
Units redeemed	(7)	(7)
Net increase(decrease)	(4)	8

Equity & Income
Units issued	25	249
Units redeemed	(34)	(246)
Net increase(decrease)	(9)	3

Cap App
Units issued	185	716
Units redeemed	(1,430)	(1,382)
Net increase(decrease)	(1,245)	(666)

Global Securities
Units issued	28,521	46,883
Units redeemed	(51,359)	(50,999)
Net increase(decrease)	(22,838)	(4,116)

FS-66

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
AIM, continued:
Main Street
Units issued	3,641	5,102
Units redeemed	(12,175)	(7,682)
Net increase(decrease)	(8,534)	(2,580)

Van Kampen:
Emerging Markets
Units issued	376,519	518,761
Units redeemed	(400,592)	(544,013)
Net increase(decrease)	(24,073)	(25,252)

Neuberger Berman:
Regency
Units issued	1,021	629
Units redeemed	(1,289)	(1,397)
Net increase(decrease)	(268)	(768)

Equity
Units issued	30,158	39,729
Units redeemed	(40,648)	(47,966)
Net increase(decrease)	(10,490)	(8,237)

MFS:
Growth
Units issued	6,061	8,889
Units redeemed	(15,346)	(16,287)
Net increase(decrease)	(9,285)	(7,398)

Investor Trust
Units issued	5,988	6,400
Units redeemed	(15,947)	(11,101)
Net increase(decrease)	(9,959)	(4,701)

New Discovery
Units issued	25,500	29,721
Units redeemed	(34,688)	(30,955)
Net increase(decrease)	(9,188)	(1,234)

Total Return
Units issued	48,334	58,640
Units redeemed	(58,344)	(63,462)
Net increase(decrease)	(10,010)	(4,822)

FS-67

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
MFS, continued:
Utilities
Units issued	5,305	23,914
Units redeemed	(24,687)	(1,372)
Net increase(decrease)	(19,382)	22,542

Value
Units issued	2	3
Units redeemed	(1)	(1)
Net increase(decrease)	1	2

Global Real Estate
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

High Yield
Units issued	104,699	143,443
Units redeemed	(114,529)	(140,851)
Net increase(decrease)	(9,830)	2,592

Research
Units issued	324,011	418,963
Units redeemed	(340,127)	(430,262)
Net increase(decrease)	(16,116)	(11,299)

Seligman:
Global Tech
Units issued	10,109	9,229
Units redeemed	(11,214)	(10,720)
Net increase(decrease)	(1,105)	(1,491)

Smaller Value
Units issued	53,862	126,992
Units redeemed	(96,256)	(114,368)
Net increase(decrease)	(42,394)	12,624

Summit:
EAFE Intl.
Units issued	237,991	246,491
Units redeemed	(236,868)	(257,438)
Net increase(decrease)	1,123	(10,947)

FS-68

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Summit, continued:
Barclays
Units issued	570,979	616,074
Units redeemed	(578,370)	(621,284)
Net increase(decrease)	(7,391)	(5,210)

S&P 500
Units issued	243,921	318,295
Units redeemed	(281,303)	(365,147)
Net increase(decrease)	(37,382)	(46,852)

Nasdaq 100
Units issued	121,764	146,673
Units redeemed	(139,518)	(161,611)
Net increase(decrease)	(17,754)	(14,938)

Russell
Units issued	187,799	209,914
Units redeemed	(189,767)	(224,511)
Net increase(decrease)	(1,968)	(14,597)

Midcap 400
Units issued	144,411	170,824
Units redeemed	(154,789)	(181,514)
Net increase(decrease)	(10,378)	(10,690)

Moderate
Units issued	199,610	204,859
Units redeemed	(188,284)	(208,945)
Net increase(decrease)	11,326	(4,086)

Mod. Growth
Units issued	257,425	313,079
Units redeemed	(256,069)	(319,241)
Net increase(decrease)	1,356	(6,162)

Calvert:
Balanced
Units issued	8,989	9,816
Units redeemed	(12,115)	(11,340)
Net increase(decrease)	(3,126)	(1,524)

FS-69

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Fidelity:
Contrafund IC
Units issued	17,235	7,613
Units redeemed	(11,664)	(13,626)
Net increase(decrease)	5,571	(6,013)

Equity Inc. IC
Units issued	18,327	11,966
Units redeemed	(11,069)	(8,087)
Net increase(decrease)	7,258	3,879

High Inc. IC
Units issued	267,294	316,547
Units redeemed	(263,293)	(321,909)
Net increase(decrease)	4,001	(5,362)

Bond IC
Units issued	561,896	778,134
Units redeemed	(627,787)	(610,930)
Net increase(decrease)	(65,891)	167,204

Mid Cap IC
Units issued	7,487	9,249
Units redeemed	(7,841)	(9,108)
Net increase(decrease)	(354)	141

Overseas IC
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Strategic IC
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Money Market
Units issued	150,970	93,303
Units redeemed	(171,262)	(42,553)
Net increase(decrease)	(20,292)	50,750

FS-70

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Third Avenue:
Value
Units issued	34,995	49,530
Units redeemed	(41,783)	(55,129)
Net increase(decrease)	(6,788)	(5,599)

T. Rowe:
Blue Chip
Units issued	106,211	139,699
Units redeemed	(111,015)	(152,954)
Net increase(decrease)	(4,804)	(13,255)

Equity Income
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Pimco:
Total Return
Units issued	31,413	27,121
Units redeemed	(31,518)	(25,642)
Net increase(decrease)	(105)	1,479

Low Duration
Units issued	29,928	26,224
Units redeemed	(24,182)	(31,564)
Net increase(decrease)	5,746	(5,340)

Real Return
Units issued	1,458	2,453
Units redeemed	(1,904)	(1,514)
Net increase(decrease)	(446)	939

Ivy:
Science
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Balanced
Units issued	73	440
Units redeemed	(127)	(140)
Net increase(decrease)	(54)	300

FS-71

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Ibbotson:
Growth
Units issued	11,046	11,390
Units redeemed	(10,352)	(10,147)
Net increase(decrease)	694	1,243

Income
Units issued	1,463	907
Units redeemed	(1,629)	(901)
Net increase(decrease)	(166)	6

Balanced
Units issued	14,992	14,919
Units redeemed	(24,263)	(14,970)
Net increase(decrease)	(9,271)	(51)

American Funds:
IS New World
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

FS-72

AMERITAS LIFE INSURANCE CORP.

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2025 AND 2024 AND FOR EACH OF THE

THREE YEARS ENDED DECEMBER 31, 2025

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2025

AND INDEPENDENT AUDITOR'S REPORT

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinions

We have audited the statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), which comprise the balance sheets - statutory basis as of December 31, 2025 and 2024, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements - statutory basis (collectively referred to as the "statutory basis financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska described in Note 1 to the statutory basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

•         Exercise professional judgment and maintain professional skepticism throughout the audit.

•         Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

•         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•        Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

•        Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 30, 2026

2

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3

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2025	2024
Bonds	$ 12,904,203	$ 12,109,742
Preferred stocks	—	2,828
Common stocks	478,370	483,188
Mortgage loans	2,436,818	2,300,251
Real estate:
Properties occupied by the company	32,225	38,470
Properties held for the production of income	26,423	4,732
Cash, cash equivalents, and short-term investments	341,551	201,163
Contract loans	967,549	851,561
Other investments	1,600,111	1,495,017
Total Cash and Invested Assets	18,787,250	17,486,952

Investment income due and accrued	150,555	145,519
Deferred and uncollected premiums	110,048	109,647
Federal income tax recoverable	—	3,032
Net deferred income tax asset	117,529	125,426
Funds held under coinsurance - affiliate	33,327	33,945
Other admitted assets	152,542	138,472
Separate account assets	11,287,354	10,756,291
Total Admitted Assets	$ 30,638,605	$ 28,799,284

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 14,373,108	$ 13,684,723
Deposit-type funds	1,409,540	1,192,888
Reserves for unpaid claims	153,178	153,824
Dividends payable to policyholders	31,150	28,994
Interest maintenance reserve	40,430	48,625
Accrued commissions, expenses and insurance taxes	155,500	152,753
Federal income taxes payable	30,202	—
Asset valuation reserve	325,047	354,449
Other liabilities	664,851	545,291
Separate account liabilities	11,287,354	10,756,291
Total Liabilities	28,470,360	26,917,838

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	496,449	431,449
Surplus notes	49,993	49,984
Unassigned surplus	1,619,303	1,397,513
Total Capital and Surplus	2,168,245	1,881,446
Total Liabilities, Capital and Surplus	$ 30,638,605	$ 28,799,284

The accompanying notes are an integral part of these statutory basis financial statements.

4

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2025	2024	2023
Premiums and Other Revenue
Premiums, net	$ 3,951,843	$ 4,210,410	$ 3,779,855
Net investment income	893,742	806,210	622,185
Commissions and expense allowances on reinsurance ceded	41,158	34,784	33,566
Modco reinsurance adjustment – affiliate	2,474	9,968	11,843
Income from fees associated with separate accounts	68,559	69,115	63,552
Miscellaneous income	52,936	55,982	62,673
Total Premiums and Other Revenue	5,010,712	5,186,469	4,573,674

Expenses
Benefits to policyholders	4,038,904	4,038,081	3,358,782
Change in reserves for life, accident and health policies	682,854	1,135,517	636,666
Commissions	343,882	372,384	318,711
General insurance expenses	588,755	587,818	589,251
Taxes, licenses and fees	58,206	67,561	59,330
Net transfers from separate accounts	(911,109)	(951,350)	(487,201)
Total Expenses	4,801,492	5,250,011	4,475,539

Gain (Loss) from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	209,220	(63,542)	98,135
Dividends to policyholders	29,550	30,907	25,630
Gain (Loss) from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	179,670	(94,449)	72,505
Federal income tax expense (benefit)	16,986	(16,252)	31,114
Gain (Loss) from Operations before Net Realized Capital Gains	162,684	(78,197)	41,391
Net realized capital gains, net of taxes	41,778	44,770	32,387
Net Income (Loss)	204,462	(33,427)	73,778

Surplus notes
Surplus notes amortization	9	9	9
Additional paid in capital
Capital contribution from parent	65,000	—	—
Unassigned surplus
Change in unrealized gains, net of tax	23,635	23,633	50,539
Change in net deferred income taxes	5,918	29,059	65,216
Change in nonadmitted assets	(36,073)	(41,149)	(50,383)
Change in asset valuation reserve	29,402	(17,539)	(72,433)
Change in unrecognized actuarial losses on pension, net of tax	(607)	(37)	(250)
Amortization of reinsurance gain, net of tax (Note 13)	(4,947)	(4,266)	(3,954)
Dissolution of subsidiary (Note 2)	—	—	(95,745)
Cumulative effect of change in accounting principle (Note 1)	—	—	58,822
Net Change in Capital and Surplus	286,799	(43,717)	25,599

Capital and Surplus at the Beginning of the Year	1,881,446	1,925,163	1,899,564
Capital and Surplus at the End of Year	$ 2,168,245	$ 1,881,446	$ 1,925,163

The accompanying notes are an integral part of these statutory basis financial statements.

5

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2025	2024	2023
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 3,945,890	$ 4,236,530	$ 3,783,194
Net investment income received	901,250	801,523	620,675
Miscellaneous income	163,016	160,112	160,206
Benefits paid to policyholders	(4,029,025)	(4,010,542)	(3,377,550)
Net transfers from separate accounts	907,358	959,589	490,322
Commissions, expenses and taxes paid	(995,884)	(1,021,655)	(945,340)
Dividends paid to policyholders	(27,393)	(27,516)	(23,832)
Federal income taxes received (paid)	5,213	(27,086)	(17,142)
Net Cash from Operating Activities	870,425	1,070,955	690,533

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	2,376,607	1,665,850	1,300,512
Cost of investments acquired	(3,327,033)	(2,609,281)	(1,605,951)
Net change in contract loans	(115,721)	(119,637)	(118,593)
Net Cash from Investing Activities	(1,066,147)	(1,063,068)	(424,032)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	216,654	22,451	(417)
Proceeds from capital contributions	65,000	—	—
Proceeds from borrowings	—	107	167,500
Redemptions of borrowings	(2,959)	—	(262,500)
Other miscellaneous, net	57,415	13,837	(56,338)
Net Cash from Financing and Miscellaneous Activities	336,110	36,395	(151,755)

Net Change in Cash, Cash Equivalents and Short-Term Investments	140,388	44,282	114,746

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	201,163	156,881	42,135

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 341,551	$ 201,163	$ 156,881

Non-cash transactions from operating, investing and financing activities:
Exchanges of bonds and stocks	$ 183,673	$ 41,833	$ 16,375
Real estate acquired through mortgage loan foreclosure	14,055	—	—
Transfer of bonds to other invested assets	2,633	—	—
Acquisition of stock from alternative partnerships	195	—	—
Bonds converted to stocks	—	5,161	—
Recognized commitments for low income housing investments (Note 3)	—	2,932	18,069
Net assets (liabilities) acquired from dissolution of subsidiary (Note 2)	—	—	(3,296)
Disposal of investment from dissolution of subsidiary (Note 2)	—	—	(92,609)

The accompanying notes are an integral part of these statutory basis financial statements.

6

AMERITAS LIFE INSURANCE CORP.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2025, 2024 and 2023

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly-owned subsidiary of Ameritas Holding Company (AHC), which is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary, Ameritas Investment Company, LLC (AIC), a broker dealer, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), a registered investment advisor.

The Company has established three Closed Blocks of policies: (a) the first on October 1, 1998, (b) the second on July 1, 2005, and (c) the third on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under the arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company operates in 49 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds and redeemable preferred stock are generally reported at amortized cost, with certain NAIC designated securities reported at the lower of amortized cost or fair value and adjustments to fair value reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

7

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, the cost basis of an impaired issuer credit obligations or asset-backed security is written down to fair value when a decline in value is considered other-than-temporary. The full impairment loss is recognized in income. Under U.S. GAAP, credit-related impairment to a debt security is recorded through an allowance in income, with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, investments in unaffiliated common stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) on investments, a component of surplus. Under GAAP, common stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Under NAIC SAP, a mortgage loan is impaired when it it is probable the Company will be unable to collect all amounts contractually due. Impairments are evaluated on an individual basis. Under GAAP, a mortgage loan is stated at amortized cost less an allowance based on expected lifetime credit loss. Collectibility is measured on a collective basis for assets with similar risk characteristics.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Under NAIC SAP, limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unrealized gains (losses), net of tax in unassigned surplus. Income distributions from the limited partnerships are reported as net investment income when declared, to the extent that they are not in excess of the undistributed accumulated earnings, in the statement of operations and changes in capital and surplus on a NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, costs related to successful acquisitions are capitalized and charged to operations on a constant level basis over the expected term of the related insurance contracts.

Under NAIC SAP, identifiable intangible assets are not recorded.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as nonadmitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

8

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC. For policies subject to formulaic reserving method, a prescribed limited range of assumptions, such as mortality, morbidity and interest assumptions and economic market information are used. For policies subject to Principle Based Reserving method, a wider range of the Company’s own assumptions are considered, subject to prescribed rule based regulatory requirements. Under GAAP, policy reserves are based on relevant actual cash flows and the Company’s own assumptions such as morbidity, mortality, and lapse; as well as market-observable discount rates and other economic information.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date based on the best available estimate of the amount of dividends to be paid.

Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, the agreement shall be accounted for as deposit accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. Under GAAP, to qualify for risk transfer and be accounted for as reinsurance an evaluation must be made to determine whether the contract indemnifies against insurance risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

Under NAIC SAP, the difference between the employee benefit plan’s assets and the employee benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus and any asset balances nonadmitted. Prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. Prior service costs are recorded as a component of other comprehensive income, net of tax.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under SAP, surplus notes are reported as surplus and interest cannot be accrued until written approval has been received from the Department. Under GAAP, surplus notes are included in liabilities including interest.

Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and is annually analyzed for impairment which would be reported as a recognized loss into earnings.

Under NAIC SAP, the Statements of Cash Flow – Statutory Basis reflects changes in cash, cash equivalents, and short-term investments with remaining maturities when purchased of one year or less. Under GAAP, the statement of cash flows reflects changes in cash and investments with original maturities when purchased of three months or less.

Comprehensive income and its components are not presented under NAIC SAP.

9

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: issuer credit obligations and asset-backed securities with NAIC ratings 1-5 are stated at amortized cost. Issuer credit obligations and asset-backed securities with a NAIC rating of 6 are stated at the lower of amortized cost or fair value. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for asset-backed securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all asset-backed securities of high credit quality. The prospective method is used to value investments with significant changes in cash flow or of lower credit quality.

Common stocks are reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. The change in the carrying value is recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $114,509 and $102,398 at December 31, 2025 and 2024, respectively.

Mortgage loans are stated at the unpaid principal balance adjusted for unamortized discounts or premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are recorded at the lower of unamortized cost and the fair value of the collateral, less estimated selling cost, if deemed other than temporarily impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties. Fair value for impaired commercial real estate is determined by valuations based on external appraisals. Real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with maturity of three months or less at the date acquired. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Contract loans are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a nonadmitted asset.

A carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying audited GAAP equity of these investments. Income from these investments is recognized when declared, to the extent that they are not in excess of the undistributed accumulated earnings. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2025	2024
AIC	$ 18,043	$ 14,266
VCA [1]	535	524
AAS [1]	1,744	402
Total	$ 20,322	$ 15,192

1 VCA and AAS did not have GAAP audits performed, so the Company nonadmits these assets.

Other investments also include collateral loans, surplus debentures, residual tranches, and low-income housing tax credits carried under the proportional amortized cost method. Other-than-temporary impairments on other investments of $8,161, $1,000, and $3,256 were recorded as realized losses during 2025, 2024, and 2023, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

10

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. At December 31, 2025, and 2024, respectively, the notional amount of the equity and treasury futures contracts bought by the Company was $123,000, and $144,100, and the notional amount of the equity and treasury futures contracts sold was $118,915, and $144,100.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2025 and 2024 was $16,974 and $22,780, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells call options (Over the Counter "OTC" index call options) to hedge variable annuity, fixed index annuity, and index universal life insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2027. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells exchange traded index call options (exchange traded index call options) based on multiple equity indices to hedge fixed index annuity contracts and index universal life contracts. The Company has purchased and written exchange traded index call options that expire through June 17, 2027. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price.

The Company purchases and sells exchange traded put options (equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the equity put options expire without value.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, cash flows in one currency for cash flows in another currency. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and qualitatively assessed, at least quarterly, throughout the life of the designated hedging relationship.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties on its OTC derivative positions. The Company manages its exposure to credit risk by utilizing highly rated counterparties and uses master netting agreements (MNAs) which permit either party to net payments due to exposure. Collateral is either pledged or received when certain predetermined exposure limits are exceeded. The Company had collateral pledged from counterparties of $30,000, and $10,000 which is included in other liabilities on the Statutory Balance Sheet as of December 31, 2025 and 2024, respectively. The Company had $1,991 and $4,981 of collateral pledged to counterparties included in bonds on the Statutory Balance Sheet as of December 31, 2025 and 2024, respectively. There are no losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, exchange traded index call options, and equity put options) are carried at their fair value with changes recorded through unrealized capital gains (losses). Options with a positive fair value or carrying value are reported as other investments in the Balance Sheets – Statutory Basis. Options with a negative fair value or carrying value are reported as other liabilities in the Balance Sheets – Statutory Basis.

Cash flows related to the gains and losses from options, opening and closing marks for futures, and interest payments from currency swaps are reflected in net investment income received in the Statement of Cash Flows - Statutory Basis. Cash flows related to long options' open, closed, and the mark-to-market transactions, futures mark-to-market, and currency swap open and close transactions are reflected in proceeds from investments sold, matured or repaid and cost of investments acquired in the Statement of Cash Flows - Statutory Basis. Cash flows related to short options' open, closed and the mark-to-market transactions are reflected in other miscellaneous, net in the Statement of Cash Flows - Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Interest income received from open foreign currency swaps is reflected in net investment income. Changes in the carrying value of closed foreign currency swaps is reflected in net investment income.

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments when fair value is positive and other liabilities when fair value is negative in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The credit exposure is limited to the fair value of the options and foreign currency swaps included in other investments in the Balance Sheets - Statutory Basis as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned - gross asset	$ 4,226,896	$ 3,712,055	$ 332,848	$ 202,246
OTC index call option contracts written - gross liability	1,950,496	1,411,000	(152,404)	(86,294)
Exchange traded index call option contracts owned	2,094,868	2,079,595	322,150	273,603
Foreign currency swaps - gross liability	—	22,321	—	(664)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	24,058	178,474	1,724	11,461
Foreign currency swaps - gross liability	10,882	39,728	(864)	(1,920)

The fair value of the related derivative liabilities included in other liabilities in the Balance Sheets - Statutory Basis are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	$ 1,991,038	$ 2,001,383	$ 176,900	$ 145,709
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	59,710	—	(2,757)	—
Foreign currency swaps - gross liability	191,683	—	14,825	—

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in net investment income and change in unrealized gains (losses) in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures and foreign currency swaps are as follows:

	Amount Recognized
	2025	2024	2023
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	$ 15,765	$ 32,236	$ (15,207)
Exchange traded index call option contracts - closed	62,163	32,276	6,913
Equity put option contracts - closed	(190)	(80)	(16)
Futures contracts - closed	(7,146)	(19,020)	(36,224)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - closed	—	—	1,172
Foreign currency swaps - open	4,111	2,655	—
Total recognized in net investment income	$ 74,703	$ 48,067	$ (43,362)
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	$ 38,292	$ (15,988)	$ 37,212
Exchange traded index call option contracts - open	12,855	19,200	30,723
Futures contracts - open	47	(8,508)	8,028
Foreign currency swaps - open	—	(664)	—
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - open	(19,270)	10,379	2,832
Total recognized in change in unrealized gains (losses)	$ 31,924	$ 4,419	$ 78,795

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued, excluding contract loans, with amounts over 90 days past due is nonadmitted. Interest income due and accrued for contract loans in excess of the cash surrender value is nonadmitted.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For issuer credit obligations, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For asset-backed securities, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Nonadmitted Assets

In accordance with NAIC SAP, certain assets, designated as nonadmitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Nonadmitted assets consist primarily of a portion of deferred income tax assets, contract loans, prepaid expenses, advances to agents, unearned annualized commissions, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total nonadmitted assets were $308,755 and $272,682 at December 31, 2025 and 2024, respectively.

14

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Furniture and Equipment

Electronic data processing (EDP) equipment and operating software are carried at cost of $11,409 and $14,523 less accumulated depreciation of $10,128 and $12,202 at December 31, 2025 and 2024, respectively. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated.

Leasehold improvements are carried at cost less accumulated amortization. The Company calculated amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years. Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $11,379, $8,285, and $8,098, was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2025, 2024, and 2023 respectively.

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves are established to provide amounts adequate to discharge estimated future policy obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are determined using the Commissioners’ Reserve Valuation Method or Net Level Premium Method, or, where applicable, under the principle-based reserve requirements of VM-20, using prescribed interest and mortality assumptions and other assumptions consistent with regulatory guidance.

Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method with applicable statutory interest and mortality assumptions. Reserves for variable annuities are determined in accordance with VM-21, based on a conditional tail expectation 70 stochastic reserve and any additional standard projection amount required, using a prescribed set of economic scenarios and assumptions as defined by VM-21.

Tabular interest, less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historical claim lags, with adjustments based on the current level of pending/unprocessed claims, and relative to the historical levels during the time period used to generate claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. An additional liability is recorded for claim adjustment expenses corresponding to the unpaid claims.

15

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Issued and incurred claims are generated based on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. Dividends to policyholders also include reinsurance assumed business. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $22,362,038, or 19.0%, and $22,397,605, or 17.8%, of the individual life policies in force as of December 31, 2025 and 2024, respectively.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $7,932, $7,780, and $9,711 for 2025, 2024, and 2023, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts. In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Leases
The Company leases and subleases office space under operating lease agreements that expire at various dates through 2030. Certain rental commitments have renewal options extending through the year 2030. Some of these leases include escalation clauses, which vary with levels of operating expense. The impact of these leases, including future minimum lease payments under noncancellable operating leases, were not material for 2025, 2024, and 2023.

16

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2025 and 2024.

The Company is subject to taxation in the United States and various states. The Company is not subject to examinations by tax authorities for years before 2022.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes, including policies and related impacts from pandemics or other public health issues. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

The NAIC issued revisions to Statement of Statutory Accounting Principles (SSAP) No. 26 – Bonds, and SSAP No. 43R – Asset-Backed Securities, SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term Investments, SSAP No. 21R – Other Admitted Assets, as part of the Principles-Based Bond Project. The amended guidance, effective January 1, 2025, provides criteria for distinguishing bonds from other types of investments, further restricts the investments that are permitted for cash equivalent or short-term reporting and provides guidance for debt securities that do not qualify as bonds under the principles-based bond definition. The adoption of this guidance was not material to the Company’s statutory financial statements.

Accounting Changes

During 2023, the Company changed its method of accounting for distributions received from joint ventures, partnerships, and limited liability companies to include fair value adjustments in addition to accumulated earnings in order to better align with the U.S. GAAP equity of the investee. The change resulted in a decrease in net unrealized capital gains (losses), less capital gains tax of $58,822 as of December 31, 2023.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Merger

Effective October 1, 2023, Select Benefits Group, LLC (Dental Select), a third-party administrator (TPA) for dental and vision plans, was merged into the Company with the Company assuming net liabilities of $3,296. In the Summary of Operations and Changes in Capital and Surplus - Statutory Basis, the Company recorded a charge of $92,822 for the write-off of embedded goodwill and reversed unrealized losses of $28,074, net of taxes, for a net charge to surplus of $64,748.

17

NOTE 3 - INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2025
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer Credit Obligations:
U.S. Government Obligations	$ 11,663	$ 53	$ (56)	$ 11,660
Non-U.S. Sovereign Jurisdiction Securities	62,333	1,652	(379)	63,606
Municipal Bonds – Special Revenues	88,568	778	(2,989)	86,357
Corporate Bonds (Unaffiliated)	8,301,299	105,950	(725,923)	7,681,326
Single Entity Backed Obligations (Unaffiliated)	18,425	—	(1,008)	17,417
SVO-Identified Bond Exchange Traded Funds – Systematic Value	537	22	—	559
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	589,983	6,947	(43,550)	553,380
Other Issuer Credit Obligations (Unaffiliated)	15,600	25	(240)	15,385
Total Issuer Credit Obligations	9,088,408	115,427	(774,145)	8,429,690

18

NOTE 3 - INVESTMENTS, (continued)

December 31, 2025
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-Backed Securities:
Financial Asset-Backed – Self-Liquidating:
Agency Residential Mortgage-Backed Securities – Guaranteed	178,621	2,174	(7,745)	173,050
Agency Commercial Mortgage-Backed Securities – Guaranteed	248,747	223	(5,749)	243,221
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed	83,560	100	(7,490)	76,170
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed	33,828	1,421	(198)	35,051
Non-Agency Residential Mortgage-Backed Securities (Unaffiliated)	390,430	3,501	(21,761)	372,170
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	218,565	532	(125)	218,972
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	1,443,370	3,856	(7,363)	1,439,863
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	284,356	1,605	(8,085)	277,876
Total Financial Asset-Backed - Self-Liquidating	2,881,477	13,412	(58,516)	2,836,373
Financial Asset-Backed – Not Self-Liquidating:
Equity Backed Securities (Unaffiliated)	80,909	1,521	(283)	82,147
Other Financial Asset-Backed Securities – Not Self-Liquidating (Unaffiliated)	378,372	—	(133)	378,239
Total Financial Asset Backed - Not Self-Liquidating	459,281	1,521	(416)	460,386
Non-Financial Asset-Backed Securities – Practical Expedient:
Lease-Backed Securities – Practical Expedient (Unaffiliated)	142,314	754	(12,157)	130,911
Other Non-Financial Asset-Backed Securities – Practical Expedient (Unaffiliated)	753	—	—	753
Total Non-Financial Asset-Backed Securities – Practical Expedient	143,067	754	(12,157)	131,664
Non-Financial Asset-Backed Securities – Full Analysis:
Lease-Backed Securities – Full Analysis (Unaffiliated)	175,496	1,030	(6,240)	170,286
Other Non-Financial Asset-Backed Securities – Full Analysis (Unaffiliated)	146,452	1,518	(3,727)	144,243
Total Non-Financial Asset-Backed Securities – Full Analysis	321,948	2,548	(9,967)	314,529
Total Asset-Backed Securities	3,805,773	18,235	(81,056)	3,742,952

Total Bonds	$ 12,894,181	$ 133,662	$ (855,201)	$ 12,172,642

December 31, 2024
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 81,536	$ 3	$ (11,187)	$ 70,352
All other governments	51,830	323	(1,673)	50,480
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	200,140	20	(17,704)	182,456
Hybrid securities	5,137	2	(298)	4,841
Industrial and miscellaneous	11,779,827	62,758	(1,057,702)	10,784,883
Total bonds	$ 12,118,470	$ 63,106	$ (1,088,564)	$ 11,093,012

19

NOTE 3 - INVESTMENTS, (continued)

The amortized cost of bonds was increased by $10,022 and reduced by $8,728 at December 31, 2025 and December 31, 2024, respectively, as a result of cumulative fair value adjustments to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $12,904,203 and $12,109,742, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2025 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 304,866	$ 303,302
Due after one year through five years	1,509,437	1,485,205
Due after five years through ten years	2,611,142	2,564,487
Due after ten years	8,468,736	7,819,648
Total bonds	$ 12,894,181	$ 12,172,642

Proceeds from the sales of bonds were $733,936, $388,956, and $308,442 for the years ended December 31, 2025, 2024, and 2023, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2025	2024	2023
Bonds:
Gross realized capital gains on sales	$ 10,730	$ 12,380	$ 7,070
Gross realized capital losses on sales	(16,042)	(10,149)	(9,335)
Net realized capital gains (losses) on sales	(5,312)	2,231	(2,265)
Other, including impairments and net gain on dispositions other than sales	(817)	(2,880)	(5,148)
Total bonds	(6,129)	(649)	(7,413)
Preferred stocks	539	272	(618)
Common stocks	49,783	47,308	33,983
Mortgage loans	(902)	(296)	(2,040)
Real estate	(6,202)	379	2,285
Other investments	15,463	10,371	12,092
Realized capital gains before federal income taxes and transfer to IMR	52,552	57,385	38,289
Realized capital gains (losses) transferred to IMR	(332)	714	(2,708)
Federal income tax expense	11,106	11,901	8,610
Net realized capital gains	$ 41,778	$ 44,770	$ 32,387

The Company sold common stock with a fair market value of $50,200 and a book adjusted carrying value of $32,412 to AHC on December 23, 2024 for cash consideration of $50,200. The sale resulted in a realized gain of $17,788.

20

NOTE 3 - INVESTMENTS, (continued)

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit, inclusive of the existing funding agreements) up to $1,175,594 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.0% of the advances less the amount of the asset-based membership stock held. As of December 31, 2025 and 2024, the Company did not have any FHLB membership stock eligible for redemption. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit as of December 31, 2025 and 2024, respectively.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2025	2024
Membership stock - class A	$ 408	$ 397
Membership stock - class B	33,288	21,928
Excess stock	721	645
Aggregate total	$ 34,417	$ 22,970
Actual borrowing capacity as determined by the insurer	$ 1,175,594	$ 852,634

The related reserves of $903,171 and $702,681 are reported in deposit-type funds on the Balance Sheets – Statutory Basis as of December 31, 2025 and 2024, respectively.

The values of the collateral pledged to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2025	2024
Fair value	$ 1,585,637	$ 1,166,792
Carrying value	1,652,068	1,290,524
Aggregate total borrowing - funding agreements	900,000	700,000

The maximum amount of collateral pledged to the FHLB during the years ended December 31 is as follows:

	General Account
	2025	2024
Fair value	$ 1,585,637	$ 1,386,123
Carrying value	1,652,068	1,436,940
Amount borrowed at time of maximum collateral - funding agreements	900,000	700,000
Amount borrowed at time of maximum collateral - lines of credit	61,455	—

There are prepayment penalties on the Company's funding agreements.

21

NOTE 3 - INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

	December 31, 2025				December 31, 2024
			Percentage				Percentage
Restricted Asset Category	Total Gross Assets Current Year	Total Admitted Gross Assets Current Year	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Restricted Assets	Total Gross Assets Prior Year	Total Admitted Gross Assets Prior Year	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Restricted Assets
FHLB capital stock	$ 34,417	$ 34,417	0.1%	0.1%	$ 22,970	$ 22,970	0.1%	0.1%
Bonds on deposit with states	121,097	121,097	0.4%	0.4%	144,792	144,792	0.5%	0.5%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,652,068	1,652,068	5.3%	5.4%	1,290,524	1,290,524	4.4%	4.5%
Pledged as collateral not captured in other categories:
Derivatives	18,965	18,965	0.1%	0.1%	27,761	27,761	0.1%	0.1%
Other restricted assets:
Policy loans reinsurance assumed	102,600	102,600	0.3%	0.3%	107,429	107,429	0.4%	0.4%
Bonds and short-term investments reinsurance assumed *	873,122	873,122	2.8%	2.8%	886,156	886,156	3.0%	3.1%
Collateral assets received and on balance sheet**	30,000	30,000	0.1%	0.1%	10,000	10,000	0.0%	0.0%
Separate account assets held under modco reinsurance agreements	103,278	103,278	0.3%	0.3%	100,804	100,804	0.3%	0.4%
Total restricted assets	$ 2,935,547	$ 2,935,547	9.4%	9.5%	$ 2,590,436	$ 2,590,436	8.8%	9.1%

* Includes investment income due and accrued
** Reported in cash, cash equivalents and short-term investments on the Statutory Balance Sheet.

The Company had $103,278 and $100,804 of separate account assets and recognized obligations under modco reinsurance agreements in Schedule D, Part 2, Section 2 of it separate accounts statutory financials as of December 31, 2025 and 2024, respectively. These assets represented 0.9% of both total separate account assets and total admitted separate account assets and liabilities for both years. The underlying invested assets are not related or affiliated with the reinsurer.

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2025
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Issuer Credit Obligations	$ 2,332,150	$ (82,317)	$ 5,415,054	$ (691,828)	7,747,204	(774,145)
Asset-Backed Securities	1,632,317	(14,884)	1,006,949	(66,172)	2,639,266	(81,056)
Common stocks	110,577	(1,434)	25,067	(1,371)	135,644	(2,805)
Total	$ 4,075,044	$ (98,635)	$ 6,447,070	$ (759,371)	$ 10,522,114	$ (858,006)

22

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2024
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 3,568	$ (345)	$ 66,750	$ (10,842)	$ 70,318	$ (11,187)
All other governments	35,757	(1,067)	9,550	(606)	45,307	(1,673)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	58,261	(2,452)	122,344	(15,252)	180,605	(17,704)
Hybrid securities	1,056	(67)	3,785	(231)	4,841	(298)
Industrial and miscellaneous	3,403,375	(198,644)	6,084,379	(859,058)	9,487,754	(1,057,702)
Total bonds	3,502,017	(202,575)	6,286,808	(885,989)	9,788,825	(1,088,564)
Preferred stocks	609	—	2,175	(130)	2,784	(130)
Common stocks	144,533	(1,842)	27,841	(1,658)	172,374	(3,500)
Total	$ 3,647,159	$ (204,417)	$ 6,316,824	$ (887,777)	$ 9,963,983	$ (1,092,194)

The Company considers various factors when considering if a decline is other-than-temporary, including the size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security for a period of time sufficient to allow for a recovery in value. The Company has determined that such declines are temporary in nature.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to the magnitude of the unrealized loss; the volatility of the investment; analyst recommendations, price targets and NAIC ratings; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. During 2025, 2024, and 2023, based on an evaluation of these factors, the realized losses for other-than-temporary impairments recognized by the Company on unaffiliated common stocks were not material.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2025 and 2024, bonds at book/adjusted carrying value totaling $279,259 and $436,189, respectively, (2.2% and 3.5%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2025, 2024, and 2023, the realized losses for other-than-temporary impairments recognized by the Company on bonds were not material. The Company did not recognize any other-than-temporary impairments on asset-backed and structured security investments in 2025 and 2024.

23

NOTE 3 - INVESTMENTS, (continued)

A summary of asset-backed security and structured security investments included with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2025
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Asset-backed securities	$ 605,985	$ 596,083	$ (9,902)	$ 933,591	$ 862,414	$ (71,177)

December 31, 2024
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured Securities	$ 193,033	$ 187,385	$ (5,648)	$ 1,305,594	$ 1,203,661	$ (101,933)

Mortgage Loans

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2025	2024
DSCR distribution
Below 1.0	$ 79,426	$ 72,947
1.0 - 1.2	107,308	147,689
1.2 - 1.5	358,278	398,826
Greater than 1.5	1,882,371	1,669,985
Total	$ 2,427,383	$ 2,289,447

Mortgage loans with a DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2025	2024
Loan to value
Below 60%	$ 9,435	$ 8,786
60-75%	—	2,018
Total	$ 9,435	$ 10,804

24

NOTE 3 - INVESTMENTS, (continued)

An aging analysis of the commercial loans held by the Company is summarized as follows:

	December 31
	2025	2024
Recorded investment (all)
Current	$ 2,435,704	$ 2,292,386
30-59 days past due	—	—
60-89 days past due	—	2,469
90-179 days past due	—	—
180+ days past due	1,114	5,396
Accruing Interest 180+ Days Past Due
Recorded investment	1,114	5,396
Interest accrued	56	124
Participant or co-lender in a mortgage loan agreement
Recorded investment	211	312

At December 31, 2025, the average size of an individual commercial mortgage loan was $2,826. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. As of December 31, 2025, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.85% and 2.85% for commercial mortgage loans.

In 2025 and 2024, the Company had 118 and 91, respectively, commercial loans acquired or with additions to existing loans at the maximum and minimum rates of interest of 8.68% and 8.68%, respectively, and 4.60% and 4.55%, respectively, totaling $458,898 and $335,896, respectively.

Commercial mortgage loans are evaluated individually for impairment. The Company's impairments for commercial loans and interest income on impaired commercial mortgage loans was not material for December 31, 2025, 2024, and 2023, respectively. As of December 31, 2025 and 2024, no impaired commercial mortgage loans were on nonaccrual status under SSAP No 34, paragraph 6.

In 2025, the Company had $36,954 aggregate amount of mortgage loans derecognized as a result of foreclosure, $14,055 real estate collateral recognized, and $22,732 other collateral recognized. In 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Investments in Tax Credit Structures

During 2025 and 2024, the Company recognized $10,406 and $11,214, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $56,308 and $70,877 and in other liabilities was $14,144 and $23,498 for the years ended December 31, 2025 and 2024, respectively. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC at December 31, 2025 and 2024. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits at December 31, 2025 and 2024.

25

NOTE 3 - INVESTMENTS, (continued)

An aggregate schedule of non-transferrable tax credits expected to be generated by the Company each year for the subsequent five years and thereafter, as of December 31, 2025, is presented below:

Year	Non-Transferable
2026	$ 11,410
2027	898
2028	117
2029	314
2030	147
Thereafter	1,258
Total	$ 14,144

The Company has no transferrable tax credits as of December 31, 2025.

Offsetting and Netting of Assets and Liabilities
Call options and foreign currency swaps that are included in other investments and other liabilities on the Balance Sheets - Statutory Basis and qualified for offsetting and netting are as follows:

	December 31, 2025			December 31, 2024
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$ 332,848	$ 152,405	$ 180,443	$ 202,246	$ 86,294	$ 115,952
Derivatives - foreign currency swaps	4,482	3,621	861	11,461	2,584	8,877

Liabilities:
Derivatives - call options	$ 152,405	$ 152,405	$ —	$ 86,294	$ 86,294	$ —
Derivatives - foreign currency swaps	15,689	3,621	12,068	2,584	2,584	—

26

NOTE 3 - INVESTMENTS, (continued)

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2025	2024	2023
Income:
Bonds	$ 590,016	$ 556,609	$ 499,408
Preferred stocks	66	166	490
Common stocks	11,262	9,885	8,382
Mortgage loans	121,493	104,896	98,441
Real estate[1]	12,062	11,175	14,261
Contract loans	44,237	39,226	33,583
Short-term investments	8,109	6,936	3,385
Derivatives	74,703	48,067	(43,362)
Other investments	81,541	77,269	50,021
Amortization of interest maintenance reserve	7,932	7,780	9,711
Gross investment income	951,421	862,009	674,320
Total investment expenses	57,679	55,799	52,135
Net investment income	$ 893,742	$ 806,210	$ 622,185

1Includes amounts for the occupancy of company-owned property of $5,647, $5,647, and $8,302 in 2025, 2024, and 2023, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

27

NOTE 3 - INVESTMENTS, (continued)

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2025
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Asset-Backed Securities	$ —	$ 3,415	$ —	$ —	$ 3,415
Total bonds	—	3,415	—	—	3,415
Common stock
Industrial and miscellaneous	$ 329,444	$ —	$ —	$ —	$ 329,444
Total common stocks	329,444	—	—	—	329,444
Derivative assets
Exchange traded index call options	322,150	—	—	—	322,150
Over the counter index call options	—	180,444	—	—	180,444
Foreign currency swaps	—	860	—	—	860
Total other investments	322,150	181,304	—	—	503,454
Separate account assets	—	—	—	11,287,354	11,287,354
Total assets at fair value/net asset value	$ 651,594	$ 184,719	$ —	$ 11,287,354	$ 12,123,667

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 176,900	$ —	$ —	$ —	$ 176,900
Foreign currency swaps	—	12,068	—	—	12,068
Total liabilities at fair value	$ 176,900	$ 12,068	$ —	$ —	$ 188,968

	December 31, 2024
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Asset-Backed Securities	$ —	$ 673	$ —	$ —	$ 673
Total bonds	—	673	—	—	673
Common stock
Industrial and miscellaneous	357,820	—	—	—	357,820
Total common stocks	357,820	—	—	—	357,820
Other investments	14,052	—	—	—	14,052
Derivative assets
Exchange traded index call options	273,603	—	—	—	273,603
Over the counter index call options	—	115,952	—	—	115,952
Foreign currency swaps	—	8,877	—	—	8,877
Total other investments	287,655	124,829	—	—	412,484
Separate account assets	—	—	—	10,756,291	10,756,291
Total assets at fair value/net asset value	$ 645,475	$ 125,502	$ —	$ 10,756,291	$ 11,527,268

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 145,709	$ —	$ —	$ —	$ 145,709
Total liabilities at fair value	$ 145,709	$ —	$ —	$ —	$ 145,709

28

NOTE 3 - INVESTMENTS, (continued)

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets and Liabilities

The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets and Liabilities

There were no financial assets measured at fair value in Level 3 at December 31, 2025 and December 31, 2024.

NAV - Financial Assets and Liabilities

Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

There were no material transfers of financial instruments carried at fair value into or out of Level 3 during the years ended December 31, 2025 and 2024.

The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV.

29

NOTE 3 - INVESTMENTS, (continued)

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The fair values are also categorized into the three-level fair value hierarchy as described previously.

December 31, 2025
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds
Issuer credit obligations	$ 8,429,689	$ 9,099,637	$ —	$ 6,377,988	$ 2,051,701	$ —
Asset-backed securities	3,742,953	3,804,566	—	3,000,533	742,420	—
Total Bonds	12,172,642	12,904,203	—	9,378,521	2,794,121	—
Common stocks	363,861	363,861	329,444	34,417	—	—
Mortgage loans	2,363,644	2,436,818	—	—	2,363,644	—
Cash, cash equivalents and short-term
investments	341,551	341,551	341,551	—	—	—
Contract loans	916,656	967,549	—	—	916,656	—
Other investments	623,379	630,044	322,150	236,266	64,963	—
Investment income due and accrued	150,555	150,555	150,555	—	—	—
Separate account assets	—	11,287,354	—	—	—	11,287,354
Total financial assets	$ 16,932,288	$ 29,081,935	$ 1,143,700	$ 9,649,204	$ 6,139,384	$ 11,287,354

Deposit-type funds	$ 1,408,143	$ 1,409,540	$ —	$ —	$ 1,408,143	$ —
Derivative liabilities	188,967	188,967	176,899	12,068	—	—
Total financial liabilities	$ 1,597,110	$ 1,598,507	$ 176,899	$ 12,068	$ 1,408,143	$ —

December 31, 2024
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 11,093,012	$ 12,109,742	$ —	$ 7,447,078	$ 3,645,934	$ —
Preferred stocks	2,784	2,828	—	2,784	—	—
Common stocks	380,790	380,790	357,820	22,970	—	—
Mortgage loans	2,134,258	2,300,251	—	—	2,134,258	—
Cash, cash equivalents and short-term
investments	201,163	201,163	201,163	—	—	—
Contract loans	796,924	851,561	—	—	796,924	—
Other investments	557,790	566,065	297,012	181,226	79,552	—
Investment income due and accrued	145,519	145,519	145,519	—	—	—
Separate account assets	—	10,756,291	—	—	—	10,756,291
Total financial assets	$ 15,312,240	$ 27,314,210	$ 1,001,514	$ 7,654,058	$ 6,656,668	$ 10,756,291

Liabilities:
Deposit-type funds	$ 1,190,833	$ 1,192,888	$ —	$ —	$ 1,190,833	$ —
Borrowings	3,011	2,959	—	—	3,011	—
Derivative liabilities	145,709	145,709	145,709	—	—	—
Total financial liabilities	$ 1,339,553	$ 1,341,556	$ 145,709	$ —	$ 1,193,844	$ —

30

NOTE 3 - INVESTMENTS, (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instruments for which it is practicable to estimate a value:

Bonds: For issuer credit obligations not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of asset-backed securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Issuer credit obligations, asset-backed securities priced based on observable market information are assigned to Level 2. Issuer credit obligations and asset-backed securities priced based on uncorroborated broker quotes, unobservable market inputs, partnership valuations or internal valuations are assigned to Level 3.

Preferred Stocks: For preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield credit quality, and maturity of the investments. Preferred stocks priced based on observable market information are assigned to Level 2.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB, fair value is presumed to be par, which is the value at which the FHLB will repurchase the stock, and is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts approximate fair values.

Other investments and derivative liabilities: Fair values are estimated using values obtained from independent pricing services where available, or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information for similar assets are assigned to Level 2. Other investments priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3. Other investments carried on the equity method are not included as part of the fair value disclosure. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Contract loans: The fair values for contract loans are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Contract loans with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

31

NOTE 3 - INVESTMENTS, (continued)

Separate account assets: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset/(liability) as of December 31, 2025 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 353,272	$ 2,448	$ 355,720
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	353,272	2,448	355,720
Deferred tax assets nonadmitted	116,710	—	116,710
Subtotal net admitted deferred tax assets	236,562	2,448	239,010
Deferred tax liabilities	39,616	81,865	121,481
Net admitted deferred tax assets/(liability)	$ 196,946	$ (79,417)	$ 117,529

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2025 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 117,529	$ —	$ 117,529
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 117,529	$ —	$ 117,529
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 307,415
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 119,033	$ 2,448	$ 121,481
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 236,562	$ 2,448	$ 239,010

The components of the net deferred tax asset/(liability) as of December 31, 2024 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 348,557	$ 2,748	$ 351,305
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	348,557	2,748	351,305
Deferred tax assets nonadmitted	105,799	—	105,799
Subtotal net admitted deferred tax assets	242,758	2,748	245,506
Deferred tax liabilities	34,378	85,702	120,080
Net admitted deferred tax assets/(net deferred tax liability)	$ 208,380	$ (82,954)	$ 125,426
32

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2024 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 125,426	$ —	$ 125,426
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 125,426	$ —	$ 125,426
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 263,055
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 117,332	$ 2,748	$ 120,080
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 242,758	$ 2,748	$ 245,506

The changes in the components of the net deferred tax asset/(liability) from December 31, 2024 to December 31, 2025 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 4,715	$ (300)	$ 4,415
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	4,715	(300)	4,415
Deferred tax assets nonadmitted	10,911	—	10,911
Subtotal net admitted deferred tax assets	(6,196)	(300)	(6,496)
Deferred tax liabilities	5,238	(3,837)	1,401
Net admitted deferred tax assets/(net deferred tax liability)	$ (11,434)	$ 3,537	$ (7,897)

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	(7,897)	—	(7,897)
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	(7,897)	—	(7,897)
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	44,360
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	1,701	(300)	1,401
Deferred tax assets admitted as the result of application
of NAIC SAP	$ (6,196)	$ (300)	$ (6,496)

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

The Company used the following amounts in determining the DTA admissibility:

	2025	2024
Ratio percentage used to determine recovery period and
threshold limitation above	972%	841%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 2,049,435	$ 1,753,699

There were no tax planning strategies utilized as of December 31, 2025 or 2024.

33

NOTE 4 - INCOME TAXES, (continued)

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2025	2024	2023
Federal	$ 16,986	$ (16,252)	$ 31,114
Federal income tax on net capital gains	11,036	12,051	8,041
Federal income tax incurred/(recovered)	$ 28,022	$ (4,201)	$ 39,155

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2025	2024	2023	from 2024	from 2023
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 178	$ 157	$ 165	$ 21	$ (8)
Unearned premium reserve	534	523	505	11	18
Policyholder reserves	138,269	134,578	111,591	3,691	22,987
Investments	8,676	8,166	7,877	510	289
Deferred acquisition costs	103,832	94,942	88,273	8,890	6,669
Policyholder dividends accrual	1,410	2,145	1,632	(735)	513
Fixed assets	(693)	9,891	11,241	(10,584)	(1,350)
Compensation and benefits accrual	26,798	25,898	25,789	900	109
Receivables - nonadmitted	40,329	35,046	29,906	5,283	5,140
Net operating loss carry-forward	190	208	225	(18)	(17)
Intangible Amortization	22,739	25,522	28,309	(2,783)	(2,787)
Other (including items <5% of total
ordinary tax assets)	11,010	11,481	10,103	(471)	1,378
Subtotal	353,272	348,557	315,616	4,715	32,941
Nonadmitted deferred tax assets	116,710	105,799	89,124	10,911	16,675
Admitted ordinary deferred tax assets	$ 236,562	$ 242,758	$ 226,492	$ (6,196)	$ 16,266

Capital
Investments	$ 203	$ 435	$ 1,272	$ (232)	$ (837)
Real Estate	2,245	2,313	2,793	(68)	(480)
Subtotal	2,448	2,748	4,065	(300)	(1,317)
Admitted capital deferred tax assets	2,448	2,748	4,065	(300)	(1,317)
Admitted deferred tax assets	$ 239,010	$ 245,506	$ 230,557	$ (6,496)	$ 14,949

Deferred tax liabilities:
Ordinary
Investments	$ 6,384	$ 4,790	$ 3,171	$ 1,594	$ 1,619
Fixed assets	8,123	818	2,042	7,305	(1,224)
Deferred and uncollected premium	14,621	15,297	17,372	(676)	(2,075)
Policyholder reserves	437	3,509	6,588	(3,072)	(3,079)
Unearned commissions	9,907	9,820	9,251	87	569
Other (including items <5% of total
ordinary tax liabilities)	144	144	143	—	1
Subtotal	39,616	34,378	38,567	5,238	(4,189)
34

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2025	2024	2023	from 2024	from 2023
Capital
Investments	$ 80,590	$ 84,427	$ 74,312	$ (3,837)	$ 10,115
Real estate	1,275	1,275	1,276	—	(1)
Subtotal	$ 81,865	$ 85,702	$ 75,588	$ (3,837)	$ 10,114

Deferred tax liabilities	$ 121,481	$ 120,080	$ 114,155	$ 1,401	$ 5,925

Net deferred tax assets	$ 117,529	$ 125,426	$ 116,402	$ (7,897)	$ 9,024

The change in the net admitted deferred tax assets was $(7,897), $9,024 and $19,640 for the years ended December 31, 2025, 2024, and 2023, respectively. The change in nonadmitted deferred tax assets of $10,911, $16,675, and $7,304 was included in change in nonadmitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2025, 2024, and 2023, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2025	2024	Change
Total gross deferred tax assets	$ 355,720	$ 351,305	$ 4,415
Total deferred tax liabilities	121,481	120,080	1,401
Net deferred tax asset	$ 234,239	$ 231,225	3,014
Tax effect of change in unrealized gains and pension liability			2,904
Change in net deferred income tax			$ 5,918

	2024	2023	Change
Total gross deferred tax assets	$ 351,305	$ 319,681	$ 31,624
Total deferred tax liabilities	120,080	114,155	5,925
Net deferred tax asset	$ 231,225	$ 205,526	25,699
Tax effect of change in unrealized gains and pension liability			3,360
Change in net deferred income tax			$ 29,059

	2023	2022	Change
Total gross deferred tax assets	$ 319,681	$ 273,463	$ 46,218
Total deferred tax liabilities	114,155	94,881	19,274
Net deferred tax asset	$ 205,526	$ 178,582	26,944
Tax effect of change in unrealized gains and pension liability			35,349
Adjustment to prior year deferred income tax			2,923
Change in net deferred income tax			$ 65,216

35

NOTE 4 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2025, 2024, and 2023 were as follows:

	2025	2024	2023
Net gain (loss) from operations before income taxes	$ 179,670	$ (94,449)	$ 72,505
Net realized capital gains before income taxes	52,552	57,385	38,289
Deferred reinsurance loss, net	(4,947)	(4,266)	(3,954)
Total pre-tax statutory income (loss)	227,275	(41,330)	106,840
Change in nonadmitted assets	(25,161)	(24,475)	(43,079)
IMR amortization	(7,932)	(7,780)	(9,711)
Tax-exempt income	(24,174)	(25,301)	(22,687)
Adjustment to prior year deferreds	(270)	(1,217)	3,083
Dissolution of subsidiary	—	—	(92,822)
Non-deductible expense	4,085	4,251	4,884
Other	1,344	(1,117)	(408)
Subtotal	175,167	(96,969)	(53,900)
Statutory tax rate	0.21	0.21	0.21
Subtotal	36,785	(20,364)	(11,319)
Adjustment to prior year deferred income tax	—	—	(2,923)
Tax credits	(14,681)	(12,896)	(11,819)
Total statutory income taxes	$ 22,104	$ (33,260)	$ (26,061)

Federal and foreign income tax incurred/(recovered)	$ 28,022	$ (4,201)	$ 39,155
Change in deferred income tax	(5,918)	(29,059)	(65,216)
Total statutory income taxes	$ 22,104	$ (33,260)	$ (26,061)

The Company has no foreign tax credit carryovers to subsequent years.

At December 31, 2025, the Company has tax carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net Operating Loss	$ 907	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $11,983, $9,928, and $14,604, for the tax years 2025, 2024, and 2023, respectively. There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC with AHC, AIP and Ameritas-NY.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) which is effective for tax years beginning after 2022. The Company is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation subject to CAMT as a member of a tax-controlled group of corporations in 2025 and 2024.

On July 4, 2025, the One Big Beautiful Bill Act (OBBBA) was enacted into law. Connected to OBBBA, the Company is immediately expensing domestic research and development costs in 2025 that have been previously capitalized. The other provisions of OBBBA are not material to the Company.

36

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company loaned $3,000 to Ameritas Advisory Services, LLC on December 5, 2023 under a promissory note due on or before December 1, 2024. The promissory note was repaid in full on June 28, 2024.

The Company loaned $2,000 to Ameritas Investment Company, LLC on April 3, 2023 under a promissory note due on or before April 1, 2024. The promissory note was repaid in full on March 21, 2024.

AAS and AIC each established a $10,000 unsecured line of credit with the Company expiring March 31, 2026. There were no balances outstanding at any time during 2025.

The Company received capital contributions in the amount of $40,000 and $25,000 from AHC on June 23, 2025 and December 3, 2025, respectively.

Ameritas-NY and AHC each established a $50,000 unsecured line of credit with the Company. There were no balances outstanding at any time during 2025, 2024, and 2023. The unsecured lines of credit with Ameritas-NY and AHC provide for automatic annual renewal on May 1, and January 1, respectively, unless terminated by either party.

The Company established a $50,000 unsecured line of credit with AHC under an agreement that provides for automatic renewal on January 1 unless terminated by either either party. There were no balances outstanding at any time during 2025 or 2024.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission and general insurance expense of $21,085, $20,984, and $21,305, for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company had amounts due to and from various affiliates at December 31, 2025 and 2024 which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The balances are settled monthly on a net basis. Additionally, the Company provides, as well as receives, technical, financial, legal and marketing support, and investment advisory services from certain affiliates under administrative service and cost-sharing agreement which were recorded in general insurance expenses in the Summary of Operations-Statutory Basis. Both the individual and combined amounts recorded under these agreements were not material for the years ended December 31, 2025, 2024, and 2023.

NOTE 6 - EMPLOYEE BENEFITS

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan. The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2025	2024	2023
Benefit obligation at beginning of year	$ 29,240	$ 31,776	$ 34,365
Interest cost	1,511	1,560	1,763
Actuarial loss	(996)	(372)	(84)
Benefits paid	(3,649)	(3,724)	(4,268)
Benefit obligation at end of year	$ 26,106	$ 29,240	$ 31,776
37

NOTE 6 - EMPLOYEE BENEFITS, (continued)

	Pension Benefits
	2025	2024	2023
Reporting entity contribution	3,649	3,724	4,268
Benefits paid	(3,649)	(3,724)	(4,268)
Fair value of plan assets at end of year	$ —	$ —	$ —

	Pension Benefits
	2025	2024	2023
Components:
Accrued benefit costs	$ 27,563	$ 31,465	$ 34,049
Liability (asset) for pension benefits	(1,457)	(2,225)	(2,273)
Assets and liabilities recognized:
Liabilities recognized	26,106	29,240	31,776
Unrecognized liabilities (assets)	(1,457)	(2,225)	(2,273)

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2025	2024	2023
Interest cost	1,511	1,560	1,763
Amount of recognized gains	(1,764)	(420)	(399)
Total net periodic benefit cost	$ (253)	$ 1,140	$ 1,364

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:

	Pension Benefits
	2025	2024	2023
Items not yet recognized as a component of net periodic cost - prior year	$ (2,225)	$ (2,273)	$ (2,588)
Net loss arising during the period	(996)	(372)	(84)
Net gain recognized	1,764	420	399
Items not yet recognized as a component of net
periodic cost - current year	$ (1,457)	$ (2,225)	$ (2,273)

The weighted-average discount rate assumptions at December 31 are as follows:

	Pension Benefits
	2025	2024	2023
Net periodic benefit cost	5.28%	5.43%	3.08%
Projected benefit obligation	5.44%	5.28%	5.43%

Future expected pension benefit payments are as follows:

Year	Amount
2026	$ 3,472
2027	3,347
2028	3,221
2029	3,097
2030	2,972
2031-2035	11,886

38

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

December 31
	2025	2024
Accumulated benefit obligation	$ 26,106	$ 29,239
Projected benefit obligation (PBO)	$ 26,106	$ 29,239
Funded status (PBO - Plan assets)	$ 26,106	$ 29,239

Unrecognized items:
Unrecognized gains, net of tax	$ (1,151)	$ (1,758)
Total unrecognized items, net of tax	$ (1,151)	$ (1,758)

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. Plan assets are held in separate accounts of the Company. The Company participates in a postretirement benefit plan sponsored by AHC. The expenses recognized by the Company for the Plan and the postretirement benefit plan were not material for 2025, 2024, or 2023.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $18,857, $19,027, and $18,281 in 2025, 2024, and 2023, respectively.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $216,574 in dividends in 2026, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2025, 2024, or 2023.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2025	2024	2023
Unrealized capital gains, net of taxes	$ 134,593	$ 110,958	$ 87,325
Nonadmitted asset values	(308,755)	(272,682)	(231,533)
Asset valuation reserve	(325,047)	(354,449)	(336,910)

39

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued or paid until written approval has been received. Interest of $4,100 was paid in 2025, 2024, and 2023 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes was $49,993 and $49,984 at December 31, 2025 and 2024, respectively. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2025 is $118,866. There has been no principal paid during the life of the Notes as of December 31, 2025. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash received upon issuance was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2025, the Company had outstanding agreements to fund mortgages totaling $126,459. In addition at December 31, 2025, the Company has committed to invest $362,332 in equity-type limited partnerships and $168,672 in bonds in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2025, 2024, and 2023, the charge to operations related to these assessments was not material. The estimated liability for future guaranty fund assessments of $3,001 and $4,989 at December 31, 2025 and 2024, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2025 and 2024, the Company had a related receivable of $2,701 and $4,332, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2025 and 2024 are as follows:

	2025	2024
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$ 8,842	$ 4,844
Decreases during the year
Premium tax offset applied	(1,138)	(397)
Charge off of estimated premium tax offset	(1,630)	—
	(2,768)	(397)
Increases during the year
Estimated premium tax offset	—	818
Assessments paid	428	3,577
	428	4,395
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$ 6,502	$ 8,842

40

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

The Company recognizes liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets related to the Penn Treaty/ANIC insolvency. As of December 31, 2025, the undiscounted and discounted guaranty fund assessments were $6,877 and $2,598, and the related undiscounted and discounted assets were $5,244 and $2,032. As of December 31, 2024, the undiscounted and discounted guaranty fund assessments were $6,961 and $2,682, and the related undiscounted and discounted assets were $5,076 and $2,033.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations. There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2025 and 2024.

Uncollectibility of Assets

The Company had admitted assets of $16,431 and $14,406 at December 31, 2025 and 2024, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain (loss) from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2025	2024	2023
Gross reimbursement for medical cost incurred	$ 249,726	$ 227,572	$ 212,227
Other income or expenses (including interest paid to or received from plans)	25,358	23,732	24,431
Gross expenses incurred (claims and administrative)	275,084	251,304	236,658

Net gain (loss) from operations	$ 1,827	$ 1,249	$ (106)

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, for which direct premiums written exceed 5% of total capital and surplus. The third party administers ordinary life and individual annuity business and does not have an exclusive contract. The third party has been granted the authority for policy administration, claims payment, claims adjustment, reinsurance ceding, binding authority and premium collection. The total amount of direct premiums administered was $203,739, $552,348, and $342,707 for the years ended December 31, 2025, 2024, and 2023, respectively. Another third-party administrator, which administered group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority and premium collection. Direct premiums administered were $126,718, $119,830, and $115,530 for the years ended December 31, 2025, 2024, and 2023, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums administered by third-party administrators was $492,298, $830,868, and $613,333 for the years ended December 31, 2025, 2024, and 2023, respectively.

NOTE 11 - OTHER ITEMS

Securities on Deposit

Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $111,292 and $127,093 and cash of $1,899 and $9,919 at December 31, 2025 and 2024, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

41

NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 and through March 30, 2026, the date the financial statements were available to be issued.

NOTE 13 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company recaptured previously ceded business related to a reinsurer under an order of rehabilitation, due to a liquidation order effective September 30, 2023. The impacts from the liquidation order resulted in the recording of a $5,054 and $5,302 recoverable at December 31, 2025 and 2024, respectively, as an estimate of settlement from the reinsurer's estate. This recoverable consists of paid claims and waived and unearned premiums.

On December 31, 2025, the Company amended certain reinsurance agreements under which all previously ceded business was recaptured in exchange for a one-time recapture payment of $9,091. As a result of the recapture payment, $6,543 of ceded commission and $2,548 of ceded renewal premium was recorded in Commissions and expense allowances on reinsurance ceded and Premium income, respectively, in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2025	2024	2023
Assumed	$ 101,473	$ 96,572	$ 108,381
Ceded	(317,665)	(296,232)	(286,288)
Reinsurance premiums, net	$ (216,192)	$ (199,660)	$ (177,907)

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2025, 2024, and 2023.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party. This agreement covers policies sold through June 30, 2024.  Amortization of $4,947 and $4,266, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2025 and 2024, respectively. Effective December 1, 2024 the Company entered into a quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with an additional third party. This agreement included policies sold on or after July 1, 2024.

42

NOTE 13 - REINSURANCE, (continued)

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2025 and 2024, invested assets of $883,591 and $896,696, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 2.9% and 3.1% of the Company’s admitted assets at December 31, 2025 and 2024, respectively.

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

NOTE 14 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2025	2024	2023
Total reserve for unpaid claims at January 1	$ 387,210	$ 373,034	$ 356,953
Less reinsurance assumed	(14,918)	(16,234)	(16,244)
Plus reinsurance ceded	216,426	202,128	192,807
Direct balance	588,718	558,928	533,516

Incurred related to:
Current year	973,098	920,602	831,876
Prior year	(21,568)	(3,346)	(4,967)
Total incurred	951,530	917,256	826,909

Paid related to:
Current year	804,431	782,116	699,500
Prior year	106,995	105,350	101,997
Total paid	911,426	887,466	801,497

Direct balance	628,822	588,718	558,928
Plus reinsurance assumed	14,806	14,918	16,234
Less reinsurance ceded	(229,424)	(216,426)	(202,128)
Total reserve for unpaid claims at December 31	$ 414,204	$ 387,210	$ 373,034

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $21,568, $3,346, and $4,967 for the years ended December 31, 2025, 2024, and 2023, respectively. During 2025, incurred claims were negative for prior year primarily due to favorable claim runout for both group dental and disability products. During 2024 and 2023, incurred claims were negative for prior year primarily due to favorable claim runout for group dental products partially offset by unfavorable claim runout for disability products. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2025.

The Company paid and incurred assumed and ceded reinsurance claims as follows:

	2025	2024	2023
Paid assumed reinsurance claims	$ 79,391	$ 79,533	$ 80,811
Incurred assumed reinsurance claims	$ 79,279	$ 78,217	$ 80,801

Paid ceded reinsurance claims	$ 34,533	$ 33,118	$ 31,346
Incurred ceded reinsurance claims	$ 47,531	$ 47,416	$ 40,667

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

43

NOTE 15 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed direct reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2025 and 2024, respectively, the Company had $1,195,979 and $1,397,738 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $22,920 and $23,629 at December 31, 2025 and 2024, respectively.

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2025
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,341,312	—	3,341,312	39.6%
At fair value	—	2,193,442	2,193,442	26.0%
Total with adjustment or at fair value	3,341,312	2,193,442	5,534,754	65.6%
At book value without adjustment
(minimal or no charge)	1,940,442	—	1,940,442	23.0%
Not subject to discretionary withdrawal	955,516	—	955,516	11.4%
Total gross	6,237,270	2,193,442	8,430,712	100.0%
Reinsurance ceded	647,942	—	647,942
Total individual annuity reserves	$ 5,589,328	$ 2,193,442	$ 7,782,770
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 475,872	$ —	$ 475,872

44

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2025
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 1,051,627	$ —	$ 1,051,627	12.3%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	7,406,276	7,406,276	86.4%
Total with adjustment or at fair value	1,051,627	7,406,276	8,457,903	98.7%
At book value without adjustment
(minimal or no charge)	90,536	—	90,536	1.1%
Not subject to discretionary withdrawal	26,873	—	26,873	0.2%
Total gross	1,169,036	7,406,276	8,575,312	100.0%
Reinsurance ceded	8,914	—	8,914
Total group annuity reserves	$ 1,160,122	$ 7,406,276	$ 8,566,398
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 280,175	$ —	$ 280,175	15.7%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	379,872	379,872	21.2%
Total with adjustment or at fair value	280,175	379,872	660,047	36.9%
At book value without adjustment
(minimal or no charge)	402,050	—	402,050	22.5%
Not subject to discretionary withdrawal	727,645	—	727,645	40.6%
Total gross	1,409,870	379,872	1,789,742	100.0%
Reinsurance ceded	330	—	330
Total deposit-type funds	$ 1,409,540	$ 379,872	$ 1,789,412
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 8,158,990	$ 9,979,590	$ 18,138,580
45

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,192,063	—	3,192,063	39.0%
At fair value	—	2,207,123	2,207,123	27.0%
Total with adjustment or at fair value	3,192,063	2,207,123	5,399,186	66.0%
At book value without adjustment
(minimal or no charge)	1,877,039	—	1,877,039	22.9%
Not subject to discretionary withdrawal	910,189	—	910,189	11.1%
Total gross	5,979,291	2,207,123	8,186,414	100.0%
Reinsurance ceded	651,627	—	651,627
Total individual annuity reserves	$ 5,327,664	$ 2,207,123	$ 7,534,787
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 327,756	$ —	$ 327,756

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 889,681	$ —	$ 889,681	11.1%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	6,963,887	6,963,887	87.2%
Total with adjustment or at fair value	889,681	6,963,887	7,853,568	98.3%
At book value without adjustment
(minimal or no charge)	101,597	—	101,597	1.3%
Not subject to discretionary withdrawal	29,604	—	29,604	0.4%
Total gross	1,020,882	6,963,887	7,984,769	100.0%
Reinsurance ceded	9,761	—	9,761
Total group annuity reserves	$ 1,011,121	$ 6,963,887	$ 7,975,008
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
46

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 262,230	$ —	$ 262,230	16.6%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	384,837	384,837	24.4%
Total with adjustment or at fair value	262,230	384,837	647,067	41.0%
At book value without adjustment
(minimal or no charge)	207,286	—	207,286	13.1%
Not subject to discretionary withdrawal	723,769	—	723,769	45.9%
Total gross	1,193,285	384,837	1,578,122	100.0%
Reinsurance ceded	397	—	397
Total deposit-type funds	$ 1,192,888	$ 384,837	$ 1,577,725
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 7,531,673	$ 9,555,847	$ 17,087,520

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2025	2024
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 6,726,378	$ 6,316,848
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	23,072	21,937
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,409,540	1,192,888
Subtotal	8,158,990	7,531,673
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	9,599,718	9,171,010
Exhibit 4, Line 9, Column 1	379,872	384,837
Subtotal	9,979,590	9,555,847
Total	$ 18,138,580	$ 17,087,520

47

NOTE 17 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2025
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 956,382	$ 907,899	$ 966,310	$ —	$ —	$ —
Universal life with secondary guarantees	740,644	617,760	1,305,496	—	—	—
Indexed universal life	12,169	11,437	12,219	—	—	—
Indexed universal life with secondary guarantees	1,731,188	1,337,261	1,573,945	—	—	—
Other permanent cash value life insurance	—	1,770,849	3,002,306	—	—	—
Variable universal life	140,280	1,352,935	151,486	1,302,916	—	1,299,133
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	492,688	XXX	XXX	—
Accidental death benefits	XXX	XXX	351	XXX	XXX	—
Disability - active lives	XXX	XXX	20,163	XXX	XXX	—
Disability - disabled lives	XXX	XXX	22,030	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	85,545	XXX	XXX	—
Total gross	3,580,663	5,998,141	7,632,539	1,302,916	—	1,299,133
Reinsurance ceded	—	—	557,870	—	—	—
Total life reserves	$ 3,580,663	$ 5,998,141	$ 7,074,669	$ 1,302,916	$ —	$ 1,299,133

	2024
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 996,993	$ 946,535	$ 1,006,328	$ —	$ —	$ —
Universal life with secondary guarantees	743,684	614,536	1,286,146	—	—	—
Indexed universal life	13,832	12,471	13,959	—	—	—
Indexed universal life with secondary guarantees	1,500,201	1,150,310	1,424,274	—	—	—
Other permanent cash value life insurance	—	1,733,973	2,910,875	—	—	—
Variable universal life	135,447	1,244,884	146,615	1,193,954	—	1,189,416
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	500,944	XXX	XXX	—
Accidental death benefits	XXX	XXX	344	XXX	XXX	—
Disability - active lives	XXX	XXX	22,278	XXX	XXX	—
Disability - disabled lives	XXX	XXX	22,232	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	76,958	XXX	XXX	—
Total gross	3,390,157	5,702,709	7,410,953	1,193,954	—	1,189,416
Reinsurance ceded	—	—	576,609	—	—	—
Total life reserves	$ 3,390,157	$ 5,702,709	$ 6,834,344	$ 1,193,954	$ —	$ 1,189,416

48

NOTE 17 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2025	2024
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 6,965,126	$ 6,733,319
Exhibit 5, Accidental Death Benefits Section, Total (net)	331	322
Exhibit 5, Disability - Active Lives Section, Total (net)	9,206	9,761
Exhibit 5, Disability - Disabled Lives Section, Total (net)	15,371	15,086
Exhibit 5, Miscellaneous Reserves Section, Total (net)	84,635	75,856
Subtotal	7,074,669	6,834,344
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,299,133	1,189,416
Subtotal	1,299,133	1,189,416
Total	$ 8,373,802	$ 8,023,760

NOTE 18 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 5,657	$ (857)	$ 5,047	$ (462)
Ordinary renewal	$ 47,448	$ 50,409	$ 45,995	$ 52,586
Total	$ 53,105	$ 49,552	$ 51,042	$ 52,124

NOTE 19 - SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2025, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account. In accordance with the products/transactions recorded within the separate account, assets are considered legally separated or legally insulated from the general account. As of December 31, 2025 and 2024, the Company’s Separate Accounts included legally insulated assets of $11,287,354 and $10,756,291, respectively. The assets of the separate account are carried at NAV.

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company does not engage in securities lending transactions within the separate account.

49

NOTE 19 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2025	2024	2023
For the year ended December 31:
Premiums, considerations or deposits	$ 870,039	$ 912,398	$ 992,717
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$ 11,278,756	$ 10,745,264

Reserves subject to discretionary withdrawal:
At fair value	$ 11,278,756	$ 10,745,264
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$ 11,278,756	$ 10,745,264

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2025	2024	2023
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$ 840,697	$ 879,909	$ 957,081
Transfers from the separate accounts	(1,751,806)	(1,831,259)	(1,444,282)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$ (911,109)	$ (951,350)	$ (487,201)

50